Oppenheimer Disciplined Allocation Fund
(A series of Oppenheimer Series Fund, Inc.)

6803 S. Tucson Way, Englewood, CO 80112
1.800.525.7048

Statement of Additional Information dated February 28, 2002, Revised April 11, 2002

This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated February 28, 2002. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O.
Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Contents
                                                                                                          Page
About the Fund

About Your Account

Financial Information About the Fund

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A B O U T T H E F U N D
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Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Fund are described in the
Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., can select for the
Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manger may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

         In selecting equity investments for the Fund's portfolio, the portfolio managers currently use both
"value" and "growth" investing styles.

         |X|  Value Investing. In selecting equity investments for the Fund's portfolio, the portfolio managers currently use a value investing style coupled with fundamental analysis of issuers. In using a value approach, the managers look for stocks and other equity securities that appear to be temporarily undervalued, by various measures, such as price/earnings ratios. Value investing seeks stocks having prices that are low in relation to their real worth or future prospects, with the expectation that the Fund will realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock.

         Using value investing requires research as to the issuer's underlying financial condition and prospects.
Some of the measures used to identify these securities include, among others:
o        Price/Earnings ratio, which is the stock's price divided by its earnings per share. A stock having a price/earnings ratio lower than its historical range, or lower than the market as a whole or that of similar companies may offer attractive investment opportunities.
o        Price/book value ratio, which is the stock price divided by the book value of the company per share. It measures the company's stock price in relation to its asset value.
o        Dividend Yield, which is measured by dividing the annual dividend by the stock price per share.
o        Valuation of Assets which compares the stock price to the value of the company's underlying assets, including their projected value in the marketplace and liquidation value.

|X|      Growth Investing. In using a growth approach, the Funds' portfolio managers look for high-growth companies. Currently, the portfolio managers, look for:
o        Companies that have exceptional revenue growth
o        Companies with above-average earnings growth
o        Companies that can sustain exceptional revenue and earnings growth
o        Companies that are well established as leaders in high growth markets

         |X|  Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

         |X|  Investments in Stocks and Other Equity Securities. The Fund does not limit its investments in equity securities to issuers having a market capitalization of a specified size or range, and therefore may invest in securities of small-, mid- and large-capitalization issuers. At times, the Fund may have substantial amounts of its assets invested in securities of issuers in one or more capitalization ranges, based upon the
Manager's use of its investment strategies and its judgment of where the best market opportunities are to seek the Fund's objective.

         At times, the market may favor or disfavor securities of issuers of a particular capitalization range.
Securities of small capitalization issuers may be subject to greater price volatility in general than securities of larger companies. Therefore, if the Fund has substantial investments in smaller capitalization companies at times of market volatility, the Fund's share price may fluctuate more than that of funds focusing on larger capitalization issuers.

         At times, the Fund may increase the emphasis of its investments in a particular industry. Therefore, it may be subject to the risks that economic, political or other events can have a negative effect on the values of issuers in that particular industry (this is referred to as "industry risk"). Stocks of issuers in a particular industry may be affected by changes in economic conditions that affect that industry more than others, or changes in government regulations, availability of basic resources or supplies, or other events. To the extent that the
Fund is emphasizing investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

o        Rights and Warrants. The Fund can invest up to 5% of its total assets in warrants or rights. That limit does not apply to warrants and rights that the Fund has acquired as part of units of securities or that are attached to other securities. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

o        Convertible Securities. While some convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) causes them to be regarded by the Manager more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible debt fixed-income securities. Convertible securities are subject to the credit risks and interest rate risks described above.

         The value of a convertible security is a function of its "investment value" and its "conversion value."
If the investment value exceeds the conversion value, the security will behave more like a debt security and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security. In that case, it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.

         To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors:
(1)      whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2)      whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and
(3)      the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

o        Preferred Stocks. Preferred stocks are equity securities but have certain attributes of debt securities.
Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings.
Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative"
dividend provisions require all or a portion of prior unpaid dividends to be paid before the issuer can pay dividends on common shares.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest prior to maturity rates decline. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

         Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital as debt securities and may not offer the same degree of assurance of continued income as debt securities. The rights of preferred stock on distribution of a corporation's assets in the event of its liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of its liquidation.

         |X|  Investments in Bonds and Other Debt Securities. The Fund can invest in a variety of bonds, debentures and other debt securities to seek its objective. It will invest at least 25% of its assets in fixed-income senior securities and could have a larger portion of its assets in debt investments.

         The Fund's debt investments can include investment-grade and non-investment-grade bonds (commonly referred to as "junk bonds"). Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service,
Inc., ("Moody's") or at least "BBB" by Standard & Poor's Rating Services ("S&P") or Fitch, Inc., ("Fitch") or
that have comparable ratings by another nationally-recognized rating organization. In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If the securities that the Fund buys are unrated, to be considered part of the Fund's holdings of investment-grade securities, they must be judged by the Manager to be of comparable quality to bonds rated as investment grade by a rating organization.

         |X|  Special Risks of Lower-Grade Securities. It is not anticipated that the Fund will normally invest a substantial portion of its assets in lower-grade debt securities. Because lower-grade securities tend to offer higher yields than investment-grade securities, the Fund may invest in lower grade securities if the Manager is trying to achieve greater income (and, in some cases, the appreciation possibilities of lower-grade securities might be a reason they are selected for the Fund's portfolio). High-yield convertible debt securities might be selected as "equity substitutes," as described above.

         "Lower-grade" debt securities are those rated below "investment grade," which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by S&P or Fitch, or similar ratings by other nationally recognized rating organizations. If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are included in the limitation on the percentage of the Fund's assets that can be invested in lower-grade securities. The Fund can invest in securities rated as low as "B" at the time the Fund buys them.

         Some of the special credit risks of lower-grade securities are discussed in the Prospectus. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency.
An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risks of foreign investing discussed in the Prospectus and in this Statement of Additional Information.

         However, the Fund's limitations on buying these investments may reduce the risks to the Fund, as will the Fund's policy of diversifying its investments. Additionally, to the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

         While securities rated "Baa" by Moody's or "BBB" by S&P or Fitch are investment grade and are not regarded as junk bonds, those securities may be subject to greater risks than other investment-grade securities, and have some speculative characteristics. Definitions of the debt security ratings categories of Moody's, S&P and Fitch are included in Appendix A to this Statement of Additional Information.

o        Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

         Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

|X|      Mortgage-Related Securities. Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or instrumentalities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

         Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S.
government have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus. Mortgage-related securities issued by private issuers have greater credit risk.

         As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

         In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages, and it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. As a result, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

         Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of the Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.
         During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in response to changes in interest rates. If the prepayments on the Fund's mortgage-related securities were to decrease broadly, the
Fund's effective duration, and therefore its sensitivity to interest rate changes, would increase.

         As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

o        Collateralized Mortgage Obligations. CMOs are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:
(1)      pass-through certificates issued or guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac,
(2)      unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the
                             Department of Veterans' Affairs,
(3)      unsecuritized conventional mortgages,
(4)      other mortgage-related securities, or
(5)      any combination of these.

         Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated
maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the opposite direction of an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

         |X|  U.S. Government Securities. These are securities issued or guaranteed by the U.S. Treasury or other government agencies or federally-chartered corporate entities referred to as "instrumentalities." The obligations of U.S. government agencies or instrumentalities in which the Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment.
The Fund will invest in securities of U.S. government agencies and instrumentalities only if the Manager is satisfied that the credit risk with respect to the agency or instrumentality is minimal.

o        U.S. Treasury Obligations. These include Treasury bills (maturities of one year or less when issued),
Treasury notes (maturities of 1 to 10 years), and Treasury bonds (maturities of more than 10 years). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. They also can include U. S. Treasury securities that have been "stripped" by a Federal
Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities
("TIPS").

o        Treasury Inflation-Protection Securities. The Fund can buy these TIPS, which are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer
Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

o        Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government.
Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage
Association ("GNMA") pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage
Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

|X|      U.S. Government Mortgage-Related Securities. The Fund can invest in a variety of mortgage-related securities that are issued by U.S. government agencies or instrumentalities, some of which are described below.

o        GNMA Certificates. The Government National Mortgage Association is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's
principal programs involve its guarantees of privately-issued securities backed by pools of mortgages. Ginnie
Maes are debt securities representing an interest in one mortgage or a pool of mortgages that are insured by the
Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration.

         The Ginnie Maes in which the Fund invests are of the "fully modified pass-through" type. They provide that the registered holders of the Ginnie Maes will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers. Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest
(net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.

         The Ginnie Maes purchased by the Fund are guaranteed as to timely payment of principal and interest by
GNMA. In giving that guaranty, GNMA expects that payments received by the issuers of Ginnie Maes on account of the mortgages backing the Ginnie Maes will be sufficient to make the required payments of principal of and interest on those Ginnie Maes. However, if those payments are insufficient, the guaranty agreements between the issuers of the Ginnie Maes and GNMA require the issuers to make advances sufficient for the payments. If the issuers fail to make those payments, GNMA will do so.

         Under federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by GNMA as to such mortgage pools. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties
"constitute general obligations of the United States backed by its full faith and credit." GNMA is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

         Ginnie Maes are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received by the issuers on account of such mortgages, Ginnie Maes do not constitute a liability of those issuers, nor do they evidence any recourse against those issuers. Recourse is solely against GNMA. Holders of Ginnie Maes (such as the Fund) have no security interest in or lien on the underlying mortgages.

         Monthly payments of principal will be made, and additional prepayments of principal may be made, to the
Fund with respect to the mortgages underlying the Ginnie Maes owned by the Fund. All of the mortgages in the pools relating to the Ginnie Maes in the Fund are subject to prepayment without any significant premium or penalty, at the option of the mortgagors. While the mortgages on one-to-four-family dwellings underlying certain
Ginnie Maes have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.

o        Federal Home Loan Mortgage Corporation ("FHLMC") Certificates. FHLMC, a corporate instrumentality of the
United States, issues FHLMC Certificates representing interests in mortgage loans. FHLMC guarantees to each registered holder of a FHLMC Certificate timely payment of the amounts representing a holder's proportionate share in:
(i)      interest payments less servicing and guarantee fees,
(ii)     principal prepayments, and
(iii)    the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received.

         The obligations of FHLMC under its guarantees are obligations solely of FHLMC and are not backed by the full faith and credit of the United States.

o        Federal National Mortgage Association (Fannie Mae) Certificates. Fannie Mae, a federally-chartered and privately-owned corporation, issues Fannie Mae Certificates which are backed by a pool of mortgage loans. Fannie
Mae guarantees to each registered holder of a Fannie Mae Certificate that the holder will receive amounts representing the holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such Certificate, less servicing and guarantee fees, and the holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan. In each case the guarantee applies whether or not those amounts are actually received. The obligations of Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by the full faith and credit of the United States or any of its agencies or instrumentalities other than Fannie Mae.

|X|      Zero-Coupon U.S. Government Securities. The Fund may buy zero-coupon U.S. government securities. These will typically be U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves, or certificates representing interests in those stripped debt obligations and coupons.

         Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

         Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

         The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

         |X|  Commercial (Privately-Issued) Mortgage Related Securities. The Fund can invest in commercial mortgage related securities issued by private entities. Generally these are multi-class debt or pass through certificates secured by mortgage loans on commercial properties. They are subject to the credit risk of the issuer. These securities typically are structured to provide protection to investors in senior classes from possible losses on the underlying loans. They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

         |X|  Asset-Backed Securities. Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations. They are similar to mortgage-backed securities, described above, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments of interest or repayments of principal are not made, the Fund could suffer losses on its investment or delays in receiving payment.

         The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above. Unlike mortgage-backed securities, asset-backed securities typically do not have the benefit of a security interest in the underlying collateral.

         |X|  Municipal Securities. The Fund can buy municipal bonds and notes, tax-exempt commercial paper, certificates of participation in municipal leases and other debt obligations. These debt obligations are issued by the governments of states, as well as their political subdivisions (such as cities, towns and counties), or by the District of Columbia and their agencies and authorities. The Fund can also buy securities issued by any commonwealths, territories or possessions of the United States, or their respective agencies, instrumentalities or authorities. The Fund would invest in municipal securities because of the income and portfolio diversification they offer rather than for the tax-exempt nature of the income they pay.

         The Fund can buy both long-term and short-term municipal securities. Long-term securities have a maturity of more than one year. In selecting municipal securities the Fund would normally focus on longer-term securities, to seek higher income. In general, the values of longer-term bonds are more affected by changes in interest rates than are short-term bonds.

         Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or public facilities. The Fund can invest in municipal securities that are "general obligations," secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

         The Fund can also buy "revenue obligations," payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some of these revenue obligations are private activity bonds that pay interest that may be a tax preference for investors subject to alternative minimum tax.

o        Municipal Lease Obligations. Municipal leases are used by state and local government authorities to obtain funds to acquire land, equipment or facilities. The Fund may invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable.

         |X|  Money Market Instruments and Short-Term Debt Obligations. The Fund can invest in a variety of high quality money market instruments and short-term debt obligations, both under normal market conditions and for defensive purposes. The following is a brief description of the types of money market securities and short-term debt obligations the Fund can invest in. Those money market securities are high-quality, short-term debt instruments that are issued by the U.S. government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. The Fund's investments in foreign money market instruments and short-term debt obligations are subject to its limits on investing in foreign securities and the risks of foreign investing, described above.

o        U.S. Government Securities. These include obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

o        Bank Obligations. The Fund can buy time deposits, certificates of deposit and bankers' acceptances. They must be :
o        obligations issued or guaranteed by a domestic or foreign bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion,
o        banker's acceptances (which may or may not be supported by letters of credit) only if guaranteed by a
                           U.S. commercial bank with total assets of at least U.S. $1 billion.

|X|           The Fund can make time deposits. These are non-negotiable deposits in a bank for a specified period of time. They may be subject to early withdrawal penalties. Time deposits that are subject to early withdrawal penalties are subject to the Fund's limits on illiquid investments, unless the time deposit matures in seven days or less. "Banks" include commercial banks, savings banks and savings and loan associations.

o        Commercial Paper. The Fund can invest in commercial paper if it is rated within the top two rating categories of S&P and Moody's. If the paper is not rated, it may be purchased if issued by a company having a credit rating of at least "AA" by S&P or "Aa" by Moody's.

         The Fund can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of
U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund.

o        Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest under direct arrangements between the
Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

         Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

         The Fund has no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities, described in the Prospectus.
Currently, the Fund does not intend that its investments in variable amount master demand notes will exceed 5% of its total assets.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times and at times may not use them.

         |X|  Foreign Securities. The Fund can purchase up to 25% of its total assets in certain equity and debt securities issued or guaranteed by foreign companies or debt securities of foreign governments or their agencies.
"Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments and their agencies and instrumentalities. Those securities may be traded on foreign securities exchanges or in the foreign over-the-counter markets. As stated in the Prospectus, the Fund does not concentrate 25% or more of its total assets in the securities of any one foreign government.

         Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities"
for the purpose of the Fund's investment allocations. That is because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

         Because the Fund can purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the
Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the
Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

         Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the
U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

o        Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o        reduction of income by foreign taxes;
o        fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);
o        transaction charges for currency exchange;
o        lack of public information about foreign issuers;
o        lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o        less volume on foreign exchanges than on U.S. exchanges;
o        greater volatility and less liquidity on foreign markets than in the U.S.;
o        less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o        foreign exchange contracts;
o        greater difficulties in commencing lawsuits;
o        higher brokerage commission rates than in the U.S.;
o        increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o        foreign withholding taxes on interest and dividends;
o        possibilities in some countries of expropriation, nationalization, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and
o        unfavorable differences between the U.S. economy and foreign economies.

         In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

o        Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe,
Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The Manager will consider these factors when evaluating securities in these markets, because the selection of those securities must be consistent with the Fund's investment objective.

o        Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. The Fund may buy securities issued by certain supra-national entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian
Development bank and the Inter-American Development Bank. As stated in the Prospectus, the Fund will not concentrate 25% or more of its total assets in any one foreign government.

         The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

         |X|  Floating Rate and Variable Rate Obligations. Some securities the Fund can purchase have variable or floating interest rates. Variable rates are adjusted at stated periodic intervals. Variable rate obligations can have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

         The interest rate on a floating rate demand note is adjusted automatically according to a stated
prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard.
The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

         Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally, the issuer must provide a specified number of days' notice to the holder.

         |X|  "Stripped" Mortgage-Related Securities. The Fund may invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. These are a form of derivative investment.

         Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." Strips can be created for pass-through certificates or CMOs.

         The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

         |X|  Participation Interests. The Fund may invest in participation interests, subject to the Fund's limitation on investments in illiquid investments. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyer's participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives.

         Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income. The value of that participation interest might also decline, which could affect the net asset value of the Fund's shares. If the issuing financial institution fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

|X|      Forward Rolls. The Fund can enter into "forward roll" transactions with respect to mortgage-related securities. These are limited to 10% of the Fund's total assets. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.

         The Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the
Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

         These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells may decline below the price at which the Fund is obligated to repurchase securities.

|X|      "When-Issued" and "Delayed-Delivery" Transactions. The Fund can purchase securities on a "when-issued"
basis, and may purchase or sell securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery"
refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

         When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund from the investment until it receives the security at settlement. There is a risk of loss to the Fund if the value of the security changes prior to the settlement date, and there is the risk that the other party may not perform.

         The Fund may engage in when-issued transactions to secure what the Manager considers to be an advantageous price and yield at the time the obligation is entered into. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

         When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage.
Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

         At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The
Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

         When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

         |X|  Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for defensive purposes.

         In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

         The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's fundamental policy limits on holding illiquid investments. The Fund cannot enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

         Repurchase agreements, considered "loans" under the Investment Company Act of 1940 (the "Investment
Company Act"), are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

         |X|  Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's
Board of Directors, the Manager determines the liquidity of certain of the Fund's investments. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

         As a fundamental policy, the Fund will not invest more than 10% of its total assets in illiquid or restricted securities, including repurchase agreements having a maturity beyond seven days, portfolio securities for which market quotations are not readily available and time deposits that mature in more than two days.
Certain restricted securities that are eligible for resale to qualified institutional purchasers, as described below, may not be subject to that limit. The Fund currently applies that limitation to 10% of its net assets, as a non-fundamental policy. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

         The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

         The Fund has limitations that apply to purchases of restricted securities, as stated above. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

         Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

         |X|  Loans of Portfolio Securities. The Fund can lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. It may do so to try to provide income or to raise cash for liquidity purposes. As a fundamental policy, these loans are limited to not more than 33 1/3% of the value of the
Fund's total assets. The Fund presently does not intend to engage in loans of securities but may do so in the future.

         There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

         When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finders', custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

         |X|  Derivatives. The Fund may invest in a variety of derivative investments to seek income for liquidity needs or for hedging purposes. Some derivative investments the Fund may use are the hedging instruments described below in this Statement of Additional Information.

         Some of the derivative investments the Fund can use include debt exchangeable for common stock of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock may not be as high as the Manager expected.

         Other derivative investments the Fund may invest in include "index-linked" notes. Principal and/or interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative the Fund may use. Typically these are short-term or intermediate-term debt securities.
Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S.
dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

o        "Structured" Notes. The Fund can buy "structured" notes, which are specially-designed derivative debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be "structured" by the purchaser (the
Fund) and the borrower issuing the note.

         The principal and/or interest payments depend on the performance of one or more other securities or indices, and the values of these notes will therefore fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks and therefore the Fund could receive more or less than it originally invested when the notes mature, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. There values may be very volatile and they may have a limited trading market, making it difficult for the Fund to sell its investment at an acceptable price.

o        "Inverse Floaters." Certain types of variable rate bonds known as "inverse floaters" pay interest at rates that vary as the yields generally available on short-term tax-exempt bonds change. However, the yields on inverse floaters move in the opposite direction of yields on short-term bonds in response to market changes. As interest rates rise, inverse floaters produce less current income, and their market value can become volatile.
Inverse floaters are a type of "derivative security." Some have a "cap," so that if interest rates rise above the
"cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund will not invest more than 5% of its total assets in inverse floaters.

         |X|  Hedging. The Fund can use hedging instruments. It is not obligated to use them in seeking its objective although it can write covered calls to seek high current income if the Manager believes that it is appropriate to do so. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, the Fund could:
o        sell futures contracts, or
o        write covered calls on securities or futures. Covered calls may also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.

         The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could buy futures.

         The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the
Manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

o        Futures. The Fund can buy and sell exchange-traded futures contracts that relate to (1) broadly-based stock indices ("stock index futures") (2) debt securities (these are referred to as "interest rate futures"), (3)
other broadly-based securities indices (these are referred to as "financial futures"), (4) foreign currencies
(these are referred to as "forward contracts"), or (5) securities.

         A broadly-based stock index is used as the basis for trading stock index futures. An index may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

         An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

         No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed)
to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

         At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes.
All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.

o        Writing Covered Call Options. Under its fundamental policies, the Fund is permitted to write (that is, sell) covered calls on securities, indices, futures and forward contracts. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised. Up to 20% of the Fund's total assets may be subject to calls the Fund writes.

         When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

         When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

         The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the
Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

         When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

         The Fund may realize a profit if a call it has written expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call.  Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.  Because of the Fund's fundamental policies prohibiting the purchase of call options, the Fund cannot effect closing purchase transactions to terminate calls it has written.

         The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying on its books an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.
o        Selling Call Options on Foreign Currencies. The Fund can sell calls on foreign currencies. They include calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

         If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position.

         A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

         The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S.
dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, the Fund covers the option by identifying on its books liquid assets in an amount equal to the exercise price of the option, in a segregated account with the Fund's custodian bank.

o        Risks of Hedging with Options and Futures. The Fund could pay a brokerage commission each time it sells a call, or sells an underlying investment in connection with the exercise of a call. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments.
Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

         If a covered call written by the Fund is exercised on an investment that has increased in value, the
Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

         There is a risk in using short hedging by selling futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

         The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

         The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

         The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

o        Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund may also use "cross-hedging" where the
Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

         Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

         The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates.
The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.
         When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to
"lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

         The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency.
When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the
Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge." Normally, the Fund will not use cross-hedging.

         The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

         However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

         The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the
Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

         The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the
Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

         At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The costs to the Fund of engaging in forward contracts vary with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

o        Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The
Fund can enter into swaps only on securities that it owns. The Fund will not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will identify on its books liquid assets (such as cash or U.S.
government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

         Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the
Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

         The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

o        Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

         Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the
Fund (or an advisor that is an affiliate of the Fund's advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

o        Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the
Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the
Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

         Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

         Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:
(1)      gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and
(2)      gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

         Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

Investment Restrictions

         |X|  What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
o        67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o        more than 50% of the outstanding shares.

         Policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Directors can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's principal investment policies are described in the Prospectus.
         |X|  Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

o        The Fund cannot issue senior securities. However, it can make payments or deposits of margin in connection with options or futures transactions, lend its portfolio securities, enter into repurchase agreements, borrow money and pledge its assets as permitted by its other fundamental policies. For purposes of this restriction, the issuance of shares of common stock in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the
Fund's assets are not deemed to be senior securities.

o        The Fund cannot invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities (other than securities of the U.S. government or its agencies) of any one issuer or invest more than 15% of its total assets in the obligations of any one bank. This restriction applies to repurchase agreements with any one bank or dealer. Additionally, the Fund cannot purchase more than either 10% of the principal amount of the outstanding debt securities of an issuer, or 10% of the outstanding voting securities of an issuer. This restriction shall not apply to securities issued or guaranteed by the U.S. government or its agencies, bank money market instruments or bank repurchase agreements.

o        The Fund cannot invest more than 25% of the value of its total assets in the securities of issuers in any single industry. However, this limitation shall not apply to the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. For the purpose of this restriction, each utility that provides a separate service (for example, gas, gas transmission, electric or telephone) shall be considered to be a separate industry. This test shall be applied on a pro forma basis using the market value of all assets immediately prior to making any investment. The Fund has undertaken as a matter of non-fundamental policy to apply this restriction to 25% or more of its total assets.

o        The Fund cannot, by itself or together with any other fund, portfolio or portfolios, make investments for the purpose of exercising control over, or management of, any issuer.

o        The Fund cannot purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization. It can also purchase in the open market securities of closed-end investment companies if no underwriter or dealer's commission or profit, other than the customary broker's commission is involved and only if immediately thereafter not more than 10% of the Fund's total assets, taken at market value, would be invested in such securities.

o        The Fund cannot purchase or sell interests in oil, gas or other mineral exploration or development programs, commodities, commodity contracts or real estate. However, the Fund can purchase securities of issuers that invest or deal an any of the above interests and can invest for hedging purposes in futures contracts on securities, financial instruments and indices, and foreign currency, as are approved for trading on a registered exchange.

o        The Fund cannot purchase any securities on margin or make short sales of securities or maintain a short position. However, the Fund can obtain such short- term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered to be the purchase of a security on margin.

o        The Fund cannot make loans. However, the Fund may lend portfolio securities in accordance with the
Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value. The Fund can also enter into repurchase agreements, and purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

o        The Fund cannot borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing. It can borrow only from banks as a temporary measure for extraordinary or emergency purposes.
It cannot make investments in portfolio securities while such outstanding borrowings exceed 5% of its total assets.

o        The Fund cannot allow its current obligations under reverse repurchase agreements, together with borrowings, to exceed 1/3 of the value of its total assets (less all its liabilities other than the obligations under borrowings and such agreements).

o        The Fund cannot mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings as mentioned in its restriction on borrowing, above. In that case such mortgaging, pledging or hypothecating may not exceed 10%
of the Fund's total assets, taken at market value at the time of the borrowing. The deposit of cash, cash equivalents and liquid debt securities in a segregated account with the Fund's custodian bank and/or with a broker in connection with futures contracts or related options transactions and the purchase of securities on a
"when-issued" basis are not deemed to be pledges.

o        The Fund cannot underwrite securities of other issuers. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 in reselling its portfolio securities.

o        The Fund cannot write, purchase or sell puts, calls or combinations thereof, except that it can write covered call options.

o        The Fund cannot invest in securities of foreign issuers if at the time of acquisition more than 10% of its total assets, taken at market value at the time of the investment, would be invested in such securities.
However, up to 25% of the total assets of the Fund may be invested in the aggregate in such securities that are
(i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof,
(ii) assumed or guaranteed by domestic issuers (including Eurodollar securities), or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on The New York Stock Exchange.

o        The Fund cannot invest more than 10% in the aggregate of the value of its total assets in repurchase agreements maturing in more than seven days, time deposits maturing in more than two days, portfolio securities that do not have readily available market quotations and all other illiquid assets.
         For purposes of the fundamental investment restrictions, the term "borrow" does not include mortgage dollar rolls, reverse repurchase agreements or lending portfolio securities. The terms "illiquid securities" and
"portfolio securities that do not have readily available market quotations" include restricted securities.
However, reverse repurchase agreements are treated as borrowings, master demand notes may be deemed to be illiquid securities and mortgage dollar rolls are sales transactions and not financings.

         Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

         For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

How the Fund is Managed

Organization and History. The Fund is one of two investment portfolios, or "series," of Oppenheimer Series Fund,
Inc. That corporation is an open-end, management investment company organized as a Maryland corporation in 1981, and was called Connecticut Mutual Investment Accounts, Inc. until March 18, 1996, when the Manager became the
Fund's investment advisor. The Fund is a diversified mutual fund, and until March 18, 1996 was called Connecticut
Mutual Total Return Account.

         |X|  Classes of Shares. The Directors are authorized, without shareholder approval, to create new series and classes of shares. The Directors may reclassify unissued shares of the Fund into additional series or classes of shares.  The Directors also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.  Shares do not have cumulative voting rights or preemptive or subscription rights.  Shares may be voted in person or by proxy at shareholder meetings.

         The Fund currently has four classes of shares: Class A, Class B, Class C and Class N. All classes invest in the same investment portfolio.  Only retirement plans may purchase Class N shares. Each class of shares:
o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        may have a different net asset value,
o        may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o        votes as a class on matters that affect that class alone.

         Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

         |X|  Meetings of Shareholders. Although the Fund is not required by Maryland law to hold annual meetings, it may hold shareholder meetings from time to time on important matters. The shareholders of the Fund's parent corporation have the right to call a meeting to remove a Director or to take certain other action described in the Articles of Incorporation or under Maryland law.

         The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. The Fund will hold a meeting when the Directors call a meeting or upon proper request of shareholders. If the Fund's parent corporation receives a written request of the record holders of at least 25% of the outstanding shares eligible to be voted at a meeting to call a meeting for a specified purpose (which might include the removal of a Director), the Directors will call a meeting of shareholders for that specified purpose. The Fund's parent corporation has undertaken that it will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

         Shareholders of the Fund and of its parent corporation's other series vote together in the aggregate on certain matters at shareholders' meetings. Those matters include the election of Directors and ratification of appointment of the independent auditors. Shareholders of a particular series or class vote separately on proposals that affect that series or class. Shareholders of a series or class that is not affected by a proposal are not entitled to vote on the proposal. For example, only shareholders of a particular series vote on any material amendment to the investment advisory agreement for that series. Only shareholders of a particular class of a series vote on certain amendments to the Distribution and/or Service Plans if the amendments affect only that class.

Board of Directors

         The Fund's parent corporation is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Director or to take other action described in the Fund's Articles of Incorporation.

         The Board of Directors has an Audit Committee, a Study Committee and a Proxy Committee.  The members of the Audit Committee are Kenneth Randall (Chairman), Benjamin Lipstein and Edward Regan.  The Audit Committee held four meetings during the Fund's fiscal year ended October 31, 2001. The Audit Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor. The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditor concerning the Fund's internal accounting procedures, and controls and reviews reports of the Manager's internal auditor, among other duties as set forth in the Committee's charter.

         The members of the Study Committee are Benjamin Lipstein (Chairman), Robert Galli and Elizabeth
Moynihan.  The Study Committee held seven meetings during the Fund's fiscal year ended October 31, 2001.  The
Study Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the
Investment Advisory and Distribution Agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Committee's charter.

         The members of the Proxy Committee are Edward Regan (Chairman), Russell Reynolds and Clayton Yeutter.
The Proxy Committee held one meeting during the fiscal year ended October 31, 2001.  The Proxy Committee provides the Board with recommendations for proxy voting and monitors proxy voting by the Fund.

Directors and Officers of the Fund. The Fund's Directors and officers and their positions held with the Fund and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed below.  Each of the Directors, except Mr. Murphy, is an "Independent Director," as defined in the Investment Company Act.  Mr. Murphy is an "Interested Director," because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company.  Mr. Murphy was elected as a Director of the Fund with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a director of the Fund and the other Board I
Funds for which he is a trustee or director. The information for the Directors also includes the dollar range of shares of the Fund as well as the aggregate dollar range of shares of the Board I Funds beneficially owned by the
Director. All of the Directors are also trustees or directors of the following Oppenheimer funds1 (referred to as
"Board I Funds"):

Oppenheimer California Municipal Fund                     Oppenheimer International Growth Fund
Oppenheimer Capital Appreciation Fund                     Oppenheimer International Small Company Fund
Oppenheimer Capital Preservation Fund                     Oppenheimer Money Market Fund, Inc.
Oppenheimer Concentrated Growth Fund                      Oppenheimer Multiple Strategies Fund
Oppenheimer Developing Markets Fund                       Oppenheimer Multi-Sector Income Trust
Oppenheimer Discovery Fund                                Oppenheimer Multi-State Municipal Trust
Oppenheimer Emerging Growth Fund                          Oppenheimer Municipal Bond Fund
Oppenheimer Emerging Technologies Fund                    Oppenheimer New York Municipal Fund
Oppenheimer Enterprise Fund                               Oppenheimer Series Fund, Inc.
Oppenheimer Europe Fund                                   Oppenheimer Special Value Fund
Oppenheimer Global Fund                                   Oppenheimer Trinity Core Fund
Oppenheimer Global Growth & Income Fund                   Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Gold & Special Minerals Fund                  Oppenheimer Trinity Value Fund
Oppenheimer Growth Fund                                   Oppenheimer U.S. Government Trust

         In addition to being a trustee or director of the Board I Funds,  Mr.  Galli is also a director or trustee of 10 other portfolios in the OppenheimerFunds complex.

         Messrs. Spiro, Murphy, Bartlett, Leavy, Manioudakis, Molleur, Wixted and Zack and Mses. Feld and Ives
respectively hold the same offices with the other Board I Funds as with the Fund.  As of February 1, 2002, the
Directors and officers of the Fund as a group owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. In addition, each Independent Director, and his family members, do not own securities of either the Manager or Distributor of the Board I Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

         Mr. Reynolds has reported he has a controlling interest in The Directorship Search Group, Inc., a director recruiting firm that provided consulting services to Massachusetts Mutual Life Insurance Company (which controls the Manager) for fees aggregating $100,000 for the calendar year ended December 31, 2001, an amount representing less than 5% of the annual revenues of The Directorship Search Group, Inc.  The Independent Trustees
have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between The
Directorship Search Group, Inc. and Massachusetts Mutual Life Insurance Company were not material business or professional relationships that would compromise Mr. Reynolds' status as an Independent Trustee.  Nonetheless, to assure certainty as to determinations of the Board and the Independent Trustees as to matters upon which the 1940
Act or the rules thereunder require approval by a majority of Independent Trustees, Mr. Reynolds will not be counted for purposes of determining whether a quorum of Independent Trustees was present or whether a majority of
Independent Trustees approved the matter.

Independent Directors

------------------------- ------------------------------------------------------------- ------------ -----------------

                                                                                                     Aggregate
                                                                                                     Dollar Range of
                                                                                        Dollar       Shares
Name, Address,2 Age,                                                                    Range of     Beneficially
Position(s) Held with     Principal Occupation(s) During Past 5 Years / Other           Shares       Owned in any of
Fund and Length of Time   Directorships or Trusteeships Held by Director / Number of    Owned in     the Board I
Served3                   Portfolios in Fund Complex Overseen by Director               the Fund     Funds

------------------------- ------------------------------------------------------------- ------------ -----------------
------------------------- ------------------------------------------------------------- ------------ -----------------

Leon Levy, Chairman of    General Partner of Odyssey Partners, L.P. (investment         None         None
the Board of Directors    partnership) (since 1982) and Chairman of the Board of
Director since 1996       Avatar Holdings, Inc. (real estate development) (since
Age: 76                   1981). Oversees 31 portfolios in the OppenheimerFunds
                          complex.

------------------------- ------------------------------------------------------------- ------------ -----------------
------------------------- ------------------------------------------------------------- ------------ -----------------

Robert G. Galli,          A Trustee or Director of other Oppenheimer funds. Formerly
Director since 1996       Vice Chairman of the Manager (October 1995 - December
Age: 68                   1997). Oversees 41 portfolios in the OppenheimerFunds         None         Over $100,000
                          complex.

------------------------- ------------------------------------------------------------- ------------ -----------------
------------------------- ------------------------------------------------------------- ------------ -----------------

Phillip A. Griffiths,     The Director of the Institute for Advanced Study,
Director since 1999       Princeton, N.J. (since 1991), director of GSI Lumonics
Age: 63                   (since 2001) and a member of the National Academy of
                          Sciences (since 1979); formerly (in descending
                          chronological order) a director of Bankers Trust
                          Corporation, Provost and Professor of Mathematics at Duke     None         Over $100,000
                          University, a director of Research Triangle Institute,
                          Raleigh, N.C., and a Professor of Mathematics at Harvard
                          University. Oversees 30 portfolios in the OppenheimerFunds complex.

------------------------- ------------------------------------------------------------- ------------ -----------------
------------------------- ------------------------------------------------------------- ------------ -----------------

Benjamin Lipstein,        Professor Emeritus of Marketing, Stern Graduate School of
Director since 1996       Business Administration, New York University. Oversees 31     None         Over $100,000
Age: 78                   portfolios in the OppenheimerFunds complex.

------------------------- ------------------------------------------------------------- ------------ -----------------
------------------------- ------------------------------------------------------------- ------------ -----------------

Elizabeth B. Moynihan,    Author and architectural historian; a trustee of the Freer
Director since 1996       Gallery of Art and Arthur M. Sackler Gallery (Smithsonian
Age: 72                   Institute), Trustees Council of the National Building                      $50,001 -
                          Museum; a member of the Trustees Council, Preservation        None         $100,000
                          League of New York State. Oversees 31 portfolios in the
                          OppenheimerFunds complex.

------------------------- ------------------------------------------------------------- ------------ -----------------
------------------------- ------------------------------------------------------------- ------------ -----------------

Kenneth A. Randall,       A director of Dominion Resources, Inc. (electric utility
Director since 1996       holding company) and Prime Retail, Inc. (real estate
Age: 74                   investment trust); formerly a director of Dominion Energy,
                          Inc. (electric power and oil & gas producer), President and
                          Chief Executive Officer of The Conference Board, Inc.
                          (international economic and business research) and a          None         Over $100,000
                          director of Lumbermens Mutual Casualty Company, American
                          Motorists Insurance Company and American Manufacturers
                          Mutual Insurance Company. Oversees 31 portfolios in the
                          OppenheimerFunds complex.

------------------------- ------------------------------------------------------------- ------------ -----------------
------------------------- ------------------------------------------------------------- ------------ -----------------

Edward V. Regan,          President, Baruch College, CUNY; a director of RBAsset
Director since 1996       (real estate manager); a director of OffitBank; formerly
Age: 71                   Trustee, Financial Accounting Foundation (FASB and GASB),
                          Senior Fellow of Jerome Levy Economics Institute, Bard                     $50,001 -
                          College, Chairman of Municipal Assistance Corporation for     None         $100,000
                          the City of New York, New York State Comptroller and
                          Trustee of New York State and Local Retirement Fund.
                          Oversees 31 portfolios in the OppenheimerFunds complex.

------------------------- ------------------------------------------------------------- ------------ -----------------
------------------------- ------------------------------------------------------------- ------------ -----------------

Russell S. Reynolds,      Chairman of The Directorship Search Group, Inc. (corporate
Jr.,                      governance consulting and executive recruiting) (since
Director since 1996       1993); a life trustee of International House (non-profit                   $10,001 -
Age: 70                   educational organization), and a trustee of the Greenwich     None         $50,000
                          Historical Society (since 1996). Oversees 31 portfolios in the OppenheimerFunds complex.

------------------------- ------------------------------------------------------------- ------------ -----------------
------------------------- ------------------------------------------------------------- ------------ -----------------

Donald W. Spiro, Vice     Chairman Emeritus (since January 1991) of the Manager.
Chairman of the Board     Formerly he held the following positions: Chairman
of Directors,             (November 1987 - January 1991) and a director (January 1969
Director since 1996       - August 1999) of the Manager; President and Director of
Age: 76                   OppenheimerFunds Distributor, Inc., a subsidiary of the       None         Over $100,000
                          Manager and the Fund's Distributor (July 1978 - January
                          1992). Oversees 31 portfolios in the OppenheimerFunds
                          complex.

------------------------- ------------------------------------------------------------- ------------ -----------------
------------------------- ------------------------------------------------------------- ------------ -----------------

Clayton K. Yeutter,       Of Counsel, Hogan & Hartson (a law firm) (since 1993).
Director since 1996       Other directorships: Caterpillar, Inc. (since 1993) and                    $50,001 -
Age: 71                   Weyerhaeuser Co. (since 1999). Oversees 31 portfolios in      None         $100,000
                          the OppenheimerFunds complex.

------------------------- ------------------------------------------------------------- ------------ -----------------

Interested Director and Officer

----------------------- --------------------------------------------------------------- ------------ -----------------
Name, Address,,4 Age,   Principal Occupation(s) During Past 5 Years and Other             Dollar        Aggregate
                                                                                                     Dollar Range of
                                                                                         Range of    Shares Owned in
Position(s) Held with                                                                     Shares        any of the
Fund and Length of                                                                       Owned in      Oppenheimer
Time Served5            Directorships Held by Director                                   the Fund    Funds6
----------------------- --------------------------------------------------------------- ------------ -----------------
----------------------- --------------------------------------------------------------- ------------ -----------------

John V. Murphy,         Chairman,  Chief  Executive  Officer and director  (since June
President and Director  30,  2001)  and  President   (since  September  2000)  of  the     None       Over $100,000
Director since          Manager;  President and a trustee of other Oppenheimer  funds;
October 2001            President  and a director  (since  July  2001) of  Oppenheimer
Age: 52                 Acquisition  Corp., the Manager's parent holding company,  and of Oppenheimer  Partnership Holdings,  Inc. (since July 2001), a holding  company  subsidiary of the Manager;  Chairman and a director (since July 2001) of Shareholder  Services,  Inc. and
                        of  Shareholder  Financial  Services,   Inc.,  transfer  agent
                        subsidiaries  of the  Manager;  President  (since  November 1,
                        2001) and a director  (since  July 2001) of  Oppenheimer  Real
                        Asset Management,  Inc., an investment  advisor  subsidiary of the  Manager;  President  and a director  (since July 2001) of
                        OppenheimerFunds  Legacy Program,  a charitable  trust program established by the Manager;  a director  (since November 2001)
                        of Trinity  Investment  Management Corp. and Tremont Advisers,
                        Inc.,  investment advisory  affiliates of the Manager,  and of
                        OAM  Institutional,  Inc. (since November 2001), an investment advisory  subsidiary of the Manager,  and of HarbourView Asset
                        Management  Corporation  and  OFI  Private  Investments,  Inc.
                        (since  July 2001),  investment  advisor  subsidiaries  of the
                        Manager;  formerly  President and trustee (from  November 1999
                        to  November   2001)  of  MML  Series   Investment   Fund  and
                        MassMutual    Institutional    Funds,    open-end   investment
                        companies;  Chief  Operating  Officer  (September  2000 - July
                        2001)   of  the   Manager;   Executive   Vice   President   of
                        Massachusetts  Mutual Life  Insurance  Company (from  February
                        1997 to August 2000);  a director  (from 1999 to 2000) of C.M.
                        Life Insurance  Company;  President,  Chief Executive  Officer
                        and a  director  (from  1999 to  2000) of MML Bay  State  Life
                        Insurance  Company;  Executive  Vice  President,  director and
                        Chief  Operating  Officer  (from  1995 to  1997)  of  David L.
                        Babson & Company,  Inc.,  an investment  advisor;  Senior Vice
                        President and director  (from 1995 to 1997) of Potomac  Babson
                        Inc.,  an investment  advisor  subsidiary of David L. Babson &
                        Company,  Inc.;  Senior Vice  President  (from  1995-1997) and director (from 1995 to 1999) of DBL  Acquisition  Corporation, a holding  company for investment  advisers;  a director (from
                        1989 - 1998) of Emerald  Isle  Bancorp  and  Hibernia  Savings
                        Bank,  wholly-owned  subsidiary of Emerald Isle  Bancorp;  and
                        Chief  Operating  Officer  (from  1993  to  1996)  of  Concert
                        Capital Management,  Inc., an investment advisor.  Oversees 63 portfolios in the OppenheimerFunds complex.

----------------------- --------------------------------------------------------------- ------------ -----------------

Officers of the Fund

-----------------------------------------------------------------------------------------------------------------------

Name, Address,7 Age, Position(s) Held with      Principal Occupation(s) During Past 5 Years
Fund and Length of Service8

-----------------------------------------------------------------------------------------------------------------------
------------------------------------------ ---------------------------------------------------------------------------
Bruce   Bartlett,   Vice   President  and  Senior Vice President (since January 1999) of the Manager;  an officer and
Portfolio Manager (since November 2000)    portfolio  manager  of  other  Oppenheimer  funds,  prior to  joining  the
Age: 51                                    Manager in April,  1995,  he was a Vice  President  and  Senior  Portfolio
                                           Manager  at First of  America  Investment  Corp.  (September  1986 - April
                                           1995).
------------------------------------------ ---------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Christopher    Leavy,   Vice   President   and  Senior Vice President (since September 2000) of the Manager;  prior to
Portfolio Manager (since November 2000)         joining the Manager in September  2000, he was a portfolio  manager of
Age: 30                                         Morgan Stanley Dean Witter Investment  Management (from 1997) prior to which he was a portfolio  manager and equity  analyst of Crestar Asset
                                                Management (from 1995).
-----------------------------------------------------------------------------------------------------------------------
------------------------------------------ ---------------------------------------------------------------------------

Angelo     Manioudakis,     Vice           Senior Vice  President of the Manager  (since April 2002);  an officer and
President and Portfolio  Manager           portfolio manager of other Oppenheimer funds;  formerly Executive Director
(since April 2002)                         and  portfolio  manager  for Miller,  Anderson &  Sherrerd,  a division of
Age: 35.                                   Morgan Stanley Investment Management (August 1993-March 2002).

------------------------------------------ ---------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

Brian W. Wixted,                                Senior  Vice  President  and  Treasurer  (since  March  1999)  of  the
Treasurer,  Principal Financial and Accounting  Manager;  Treasurer (since March 1999) of HarbourView Asset Management
Officer (since April 1999)                      Corporation,   Shareholder  Services,  Inc.,  Oppenheimer  Real  Asset
Age: 42                                         Management   Corporation,   Shareholder   Financial  Services,   Inc.,
                                                Oppenheimer Partnership Holdings, Inc., OFI Private Investments,  Inc.
                                                (since   March   2000),   OppenheimerFunds   International   Ltd.  and
                                                Oppenheimer  Millennium  Funds plc  (since May  2000),  offshore  fund management  subsidiaries of the Manager,  and OAM Institutional,  Inc.
                                                (since  November  2000),  an  investment  advisory  subsidiary  of the
                                                Manager;  Treasurer and Chief  Financial  Officer  (since May 2000) of
                                                Oppenheimer Trust Company,  a trust company subsidiary of the Manager;
                                                Assistant  Treasurer  (since  March 1999) of  Oppenheimer  Acquisition
                                                Corp.  and  OppenheimerFunds  Legacy  Program  (since April 2000);  an officer  of other  Oppenheimer  funds;  formerly  Principal  and Chief
                                                Operating  Officer,  Bankers  Trust  Company  - Mutual  Fund  Services
                                                Division (March 1995 - March 1999).

-----------------------------------------------------------------------------------------------------------------------
------------------------------------------ ---------------------------------------------------------------------------
Robert G. Zack, Secretary (since           Senior  Vice  President  (since  May  1985)  and  General  Counsel  (since
November 1, 2001)                          February  2002)  of  the  Manager;   Assistant  Secretary  of  Shareholder
Age: 53                                    Services,  Inc. (since May 1985),  Shareholder  Financial  Services,  Inc.
                                           (since   November   1989);   OppenheimerFunds   International   Ltd.   and
                                           Oppenheimer  Millennium  Funds plc  (since  October  1997);  an officer of other  Oppenheimer  funds;  formerly,  Acting  General  Counsel  (November
                                           2001-February 2002) and Associate General Counsel (1984 - October 2001)
------------------------------------------ ---------------------------------------------------------------------------
------------------------------------------ ---------------------------------------------------------------------------
Denis R. Molleur, Assistant Secretary      Vice  President and Senior  Counsel of the Manager  (since July 1999);  an
(since November 1, 2001)                   officer  of  other  Oppenheimer  funds;  formerly  a  Vice  President  and
Age: 44                                    Associate Counsel of the Manager (September 1995 - July 1999).
------------------------------------------ ---------------------------------------------------------------------------
------------------------------------------ ---------------------------------------------------------------------------
Katherine P. Feld, Assistant Secretary     Vice  President and Senior  Counsel of the Manager  (since July 1999);  an
(since November 1, 2001)                   officer  of  other  Oppenheimer  funds;  formerly  a  Vice  President  and
Age: 43                                    Associate Counsel of the Manager (June 1990 - July 1999).
------------------------------------------ ---------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

Kathleen T. Ives, Assistant Secretary (since    Vice  President  and  Assistant  Counsel of the  Manager  (since  June
November 1, 2001)                               1998); an officer of other  Oppenheimer  funds;  formerly an Assistant
Age: 36                                         Vice  President  and Assistant  Counsel of the Manager  (August 1997 -
                                                June 1998); and Assistant  Counsel of the Manager (August  1994-August
                                                1997).

-----------------------------------------------------------------------------------------------------------------------

         |X|  Remuneration of Directors. The officers of the Fund and one of the Directors of the Fund (Mr.
Murphy) who are affiliated with the Manager receive no salary or fee from the Fund. The remaining Directors of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal year ended October
31, 2001. The compensation from all of the Board I Funds (including the Fund) represents compensation received as a director, trustee or member of a committee of the boards of those funds during the calendar year 2001.

---------------------------------------- ---------------------- ------------------------- ----------------------------
Director's Name                                Aggregate               Retirement                    Total
                                                                        Benefits                 Compensation
                                             Compensation           Accrued as Part                From all
And Other Positions                           from Fund1                of Fund                  Board I Funds
                                                                       Expenses1                  (33 Funds)2
---------------------------------------- ---------------------- ------------------------- ----------------------------
---------------------------------------- ---------------------- ------------------------- ----------------------------
Leon Levy                                        $643                      $0                      $173,700
Chairman
---------------------------------------- ---------------------- ------------------------- ----------------------------
---------------------------------------- ---------------------- ------------------------- ----------------------------
Robert G. Galli3                                 $266                      $0                      $202,886
Study Committee Member
---------------------------------------- ---------------------- ------------------------- ----------------------------
---------------------------------------- ---------------------- ------------------------- ----------------------------
Phillip Griffiths4                               $266                      $0                       $54,889
---------------------------------------- ---------------------- ------------------------- ----------------------------
---------------------------------------- ---------------------- ------------------------- ----------------------------
Benjamin Lipstein                                $555                      $0                      $150,152
Study Committee Chairman,
Audit Committee Member
---------------------------------------- ---------------------- ------------------------- ----------------------------
---------------------------------------- ---------------------- ------------------------- ----------------------------
Elizabeth B. Moynihan                            $391                      $0                      $105,760
Study Committee Member
---------------------------------------- ---------------------- ------------------------- ----------------------------
---------------------------------------- ---------------------- ------------------------- ----------------------------
Kenneth A. Randall                               $359                      $0                       $97,012
Audit Committee Chairman
---------------------------------------- ---------------------- ------------------------- ----------------------------
---------------------------------------- ---------------------- ------------------------- ----------------------------
Edward V. Regan                                  $237                      $0                       $95,960
Proxy Committee Chairman, Audit
Committee Member
---------------------------------------- ---------------------- ------------------------- ----------------------------
---------------------------------------- ---------------------- ------------------------- ----------------------------
Russell S. Reynolds, Jr.                         $355                      $0                       $71,792
Proxy Committee Member
---------------------------------------- ---------------------- ------------------------- ----------------------------
---------------------------------------- ---------------------- ------------------------- ----------------------------
Donald Spiro                                     $391                      $0                       $64,080
---------------------------------------- ---------------------- ------------------------- ----------------------------
---------------------------------------- ---------------------- ------------------------- ----------------------------
Clayton K. Yeutter5                              $203                      $0                       $71,792
Proxy Committee Member
---------------------------------------- ---------------------- ------------------------- ----------------------------
1.       Aggregate  compensation  includes  fees,  deferred  compensation,  if any, and  retirement  plan  benefits accrued for a Director.  No  retirement  benefit  expenses  were  allocated  to the Fund for fiscal year ended
     10/31/01.
2.       For the 2001 calendar year.

3.       Total  compensation  for the 2001 calendar year includes  $97,126  compensation  received for serving as a
     Director (Trustee) of 10 other Oppenheimer funds.

4.       Includes $266 deferred under Deferred Compensation Plan described below.
5.       Includes $51 deferred under Deferred Compensation Plan described below.

         Retirement Plan for Directors. The Fund and its parent corporation have adopted a retirement plan that provides for payments to retired Directors. Payments are up to 80% of the average compensation paid during a
Director's five years of service in which the highest compensation was received. A Director must serve as director or trustee for any of the Board I Funds for at least 15 years to be eligible for the maximum payment.
Each Director's retirement benefits will depend on the amount of the Director's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

         |X|  Deferred Compensation Plan. The Board of Directors has adopted a Deferred Compensation Plan for disinterested directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds.

         Deferral of Directors' fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Director or to pay any particular level of compensation to any Director. Pursuant to an Order issued by the Securities and Exchange
Commission, the Fund may invest in the funds selected by the Director under the plan without shareholder approval for the limited purpose of determining the value of the Director's deferred fee account.

         |X|  Major Shareholders. As of February 1, 2002, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

              RPSS TR Country Hills Health Care Inc, 401K Plan, Attn: Sandi Steers, 580 Broadway, El Cajon, CA
              92021-5124, which owned 2,255.090 Class N shares (48.84% of the Class N shares then outstanding).

              R J FLETCHER & PEARSON SPAGHT TR, Fletcher Spaght PSP & Trust BDA FBO Lisa Granick, 222 Berkeley
              St., Boston, MA 02116-3748, which owned 1,747.957 Class N shares (37.85% of the Class N shares then outstanding).

              RPSS TR ROLLOVER IRA FBO Bruce L. Frank, 16 Meer Dr., Langhorne, PA 19053-1516 which owned 233.033
              Class N shares (5.04% of the Class N shares then outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by
Massachusetts Mutual Life Insurance Company.

         |X|  Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The
Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of
Ethics is carefully monitored and enforced by the Manager.

         The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and
Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can
obtain information about the hours of operation of the Public Reference Room by calling the SEC at
1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's
EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV., or by writing to the SEC's
                                                            -------------------
Public Reference Section, Washington, D.C. 20549-0102.

         |X|  The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the
Fund's portfolio. Other members of the Manager's Equity Portfolio Department provide the portfolio managers with counsel and support in managing the Fund's portfolio.

         The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Directors, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.
The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.

  ------------------------------------- ---------------------------------------------------------------------------
  Fiscal Year ended 10/31:                            Management Fees Paid to OppenheimerFunds, Inc.
  ------------------------------------- ---------------------------------------------------------------------------
  ------------------------------------- ---------------------------------------------------------------------------
                  1999                                                  $1,994,511
  ------------------------------------- ---------------------------------------------------------------------------
  ------------------------------------- ---------------------------------------------------------------------------
                  2000                                                  $1,230,427
  ------------------------------------- ---------------------------------------------------------------------------
  ------------------------------------- ---------------------------------------------------------------------------
                  2001                                                   $927,181
  ------------------------------------- ---------------------------------------------------------------------------

         The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties under the agreement.

         The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund's parent corporation to use the name "Oppenheimer" as part of its name and the name of the Fund.

              |X| Annual Approval of Investment Advisory Agreement. Each year, the Board Directors, including a majority of the Independent Directors is required to approve the renewal of the investment advisory agreement.
The Investment Company Act requires that the Board request and evaluate and the Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.  The board employs an independent consultant to prepare a report that provides such information as the Board requested for this purpose.

         The Board also receives information about the 12b-1 distribution fees the Fund pays.  These distribution fees are reviewed and approved at a different time of the year.

         The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement.  Among other factors, the Board considered:
o        The nature, cost, and quality of the services provided to the Fund and its shareholders;
o        The profitability of the Fund to the Manager;
o        The investment performance of the Fund in comparison to regular market indices
o        Economies of scale that may be available to the Fund from the Manager;
o        Fees paid by other mutual funds for similar services;
o        The value and quality of any other benefits or services received by the Fund from its relationship with the Manager, and
o        The direct and indirect benefits the Manager received from its relationship with the Fund.  These included services provided by the General Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities Exchange Act.

         The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.  The Board also considered that maintaining the financial viability of the Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times.  The Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the Manager.

         These matters were also considered by the Independent Directors meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations.  The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

         In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.  The Board judged the terms and conditions of the Agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Directors.

         Under the investment advisory agreement, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the
Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment advisor.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the
Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers.
In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the
Manager's executive officers supervise the allocation of brokerage.

         Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S.
markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

         Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         Most purchases of debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Manager determines that a better price or execution can be obtained by using the services of a broker.
Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

         The investment advisory agreement permits the Manager to allocate brokerage for research services. The investment research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

         Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the
Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

         The Board of Directors permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Directors permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

         The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

--------------------------------------- ----------------------------------------------------------------------------
       Fiscal Year Ended 10/31:                        Total Brokerage Commissions Paid by the Fund1
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
                 1999                                                    $717,642
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
                 2000                                                    $224,949
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
                 2001                                                    $390,8442
--------------------------------------- ----------------------------------------------------------------------------
1.       Amounts do not include spreads or concessions on principal transactions on a net trade basis.
2.       In the fiscal year ended 10/31/01,  the amount of transactions  directed to brokers for research  services was $51,064,622 and the amount of the commissions paid to broker-dealers for those services was $74,023.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

         The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares during the Fund's three most recent fiscal years, and the contingent deferred sales charges retained by the
Distributor on the redemption of shares for the most recent fiscal year are shown in the tables below.

--------------- ----------------------- -----------------------
Fiscal Year     Aggregate Front-End     Class A Front-End
                                        Sales Charges
Ended 10/31:    Sales Charges on        Retained by
                Class A Shares          Distributor1
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------
     1999              $400,298                $295,333
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------
     2000              $155,566                $112,021
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------
     2001              $109,771                $72,391
--------------- ----------------------- -----------------------
1.       Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.
------------ ------------------------ ------------------------ ------------------------ ------------------------
Fiscal       Concessions on Class A   Concessions on Class B   Concessions on Class C   Concessions on Class N
Year Ended   Shares Advanced by       Shares Advanced by       Shares Advanced by       Shares Advanced by
10/31:       Distributor1             Distributor1             Distributor1             Distributor1
------------ ------------------------ ------------------------ ------------------------ ------------------------
------------ ------------------------ ------------------------ ------------------------ ------------------------
   1999              $46,607                 $250,032                  $25,954                    N/A
------------ ------------------------ ------------------------ ------------------------ ------------------------
------------ ------------------------ ------------------------ ------------------------ ------------------------
   2000              $9,827                   $98,076                  $11,259                    N/A
------------ ------------------------ ------------------------ ------------------------ ------------------------
------------ ------------------------ ------------------------ ------------------------ ------------------------
   2001              $10,575                  $88,402                  $5,518                     $72
------------ ------------------------ ------------------------ ------------------------ ------------------------
1.       The  Distributor  advances  concession  payments to dealers  for  certain  sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.
2.       The inception date of Class N shares was March 1, 2001.

------------ ------------------------- ----------------------- ------------------------ ------------------------
Fiscal       Class A Contingent        Class B Contingent      Class C Contingent       Class N Contingent
                                       Deferred Sales
Year  Ended  Deferred Sales Charges    Charges Retained by     Deferred Sales Charges   Deferred Sales Charges
10/31        Retained by Distributor   Distributor             Retained by Distributor  Retained by Distributor
------------ ------------------------- ----------------------- ------------------------ ------------------------
------------ ------------------------- ----------------------- ------------------------ ------------------------
   2001                $925                   $53,529                   $975                      $0
------------ ------------------------- ----------------------- ------------------------ ------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and
Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

         Each plan has been approved by a vote of the Board of Directors, including a majority of the Independent
Directors9, cast in person at a meeting called for the purpose of voting on that plan.

         Under the plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

         Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Directors and its Independent Directors specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

         The Board of Directors and the Independent Directors must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

         While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Directors at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Directors.

         Each plan states that while it is in effect, the selection and nomination of those Directors of the
Fund's parent corporation who are not "interested persons" of the corporation (or the Fund) is committed to the discretion of the Independent Directors. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the
Independent Directors.

         Under the plan for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent
Directors. The Board of Directors has set no minimum amount of assets to qualify for payments under the plans.

         |X|  Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as
"recipients") for personal services and account maintenance services they provide for their customers who hold
Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Board has set the rate at that level. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

         For the fiscal year ended  October 31, 2001  payments  under the Class A plan totaled  $319,036,  of which
$81,671 was retained by the  Distributor  and included  $210,913 paid to an affiliate of the  Distributor's  parent company.  Any  unreimbursed  expenses  the  Distributor  incurs  with  respect to Class A shares in any fiscal year cannot be recovered in subsequent  years.  The Distributor may not use payments  received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

         |X|  Class B, Class C and Class N Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

         Each plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the
Distributor a pro rata portion of the advance payment of the service fee made on those shares.

         The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and the asset-based sales charge and service fees increases Class N expenses by 0.50% of the net assets per year of the respective class.

         The Distributor retains the asset-based sales charge on Class B and Class N shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C and/or Class N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concessions and service fee in advance at the time of purchase.

         The  asset-based  sales  charges  on Class B,  Class C and Class N shares  allow  investors  to buy shares without a front-end sales charge while allowing the Distributor to compensate  dealers that sell those shares.  The
Fund pays the  asset-based  sales charges to the Distributor  for its services  rendered in  distributing  Class B,
Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor:
o        pays sales  concessions  to  authorized  brokers and dealers at the time of sale and pays  service fees as described above,
o        may finance  payment of sales  concessions  and/or the  advance of the  service fee payment to  recipients under the plans,  or may provide such  financing  from its own  resources or from the resources of an affiliate,
o        employs personnel to support distribution of Class B, Class C and Class N shares, and
o        bears the costs of sales literature,  advertising and prospectuses  (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.
o        may not be able to adequately compensate dealers that sell Class B, Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o        receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o        may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o        may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o        may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      When  Class  B,  Class C or  Class N  shares  are  sold  without  the  designation  of a  broker-dealer,  the
Distributor is  automatically  designated as the  broker-dealer  of record.  In those cases,  the  Distributor  may retain the service fee and asset-based sales charge paid on Class B, Class C and Class N shares.

         The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B, Class C or Class N plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

---------------------------------------------------------------------------------------------------------------------
                       Distribution Fees Paid to the Distributor for the Year Ended 10/31/01
---------------------------------------------------------------------------------------------------------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
Class:               Total Payments Under    Amount Retained by       Distributor's           Distributor's
                                                                      Aggregate               Unreimbursed Expenses
                                                                      Unreimbursed Expenses   as % of Net Assets of
                     Plan                    Distributor              Under Plan              Class
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
Class B Plan                $165,687                $129,5071                $563,721                 3.82%
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
Class C Plan                $32,808                  $6,5692                 $75,238                  2.60%
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
Class N Plan                   $5                      $3                      N/A                     N/A
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
1.       Includes $13,904 paid to an affiliate of the Distributor's parent company.
2.       Includes $5,715 paid to an affiliate of the Distributor's parent company.

         All payments under the Class B, Class C and Class N plans are subject to the limitations imposed by the
Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.525.7048 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

         The Fund's illustrations of its performance data in advertisements must comply with rules of the
Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the
1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).

         Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

o        Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o        The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
o        An investment in the Fund is not insured by the FDIC or any other government agency.
o        The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.

o        When an investor's shares are redeemed, they may be worth more or less than their original cost.
o        Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

         The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

         |X|  Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, 10 years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the one-year period. For Class N shares, the 1% contingent deferred sales charge is deducted for returns for the life-of-class periods, as applicable.

o        Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

  ERV   l/n      - 1     Average Annual Total Return

  --------------

    P

o        Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

    ERV - P        = Total Return

----------------

       P

o        Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B, Class C and
Class N shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

--------------------------------------------------------------------------------------------------------------------
                              The Fund's Total Returns for the Periods Ended 10/31/01
--------------------------------------------------------------------------------------------------------------------
--------------- ----------------------- ----------------------------------------------------------------------------
Class of        Cumulative Total                               Average Annual Total Returns
                Returns (10 years
Shares          or life of Class)
--------------- ----------------------- ----------------------------------------------------------------------------
--------------- ----------------------- ------------------------- ------------------------- ------------------------
                                                 1-Year                    5-Year                   10-Year
                                                                     (or life of class)       (or life of class)
--------------- ----------------------- ------------------------- ------------------------- ------------------------
--------------- ---------- ------------ ------------ ------------ ------------ ------------ ---------- -------------
                After      Without      After        Without      After        Without      After      Without
                Sales      Sales        Sales        Sales        Sales        Sales        Sales      Sales
                Charge     Charge       Charge       Charge       Charge       Charge       Charge     Charge
--------------- ---------- ------------ ------------ ------------ ------------ ------------ ---------- -------------
--------------- ---------- ------------ ------------ ------------ ------------ ------------ ---------- -------------
Class A1         103.36%     115.76%      -15.29%      -10.12%       3.45%        4.68%       7.36%       7.99%
--------------- ---------- ------------ ------------ ------------ ------------ ------------ ---------- -------------
--------------- ---------- ------------ ------------ ------------ ------------ ------------ ---------- -------------
Class B          34.07%2     34.07%2      -15.20%      -10.79%       3.62%        3.89%      4.94%2       4.94%2
--------------- ---------- ------------ ------------ ------------ ------------ ------------ ---------- -------------
--------------- ---------- ------------ ------------ ------------ ------------ ------------ ---------- -------------
Class C          25.96%3     25.96%3      -11.64%      -10.76%      3.89%3       3.89%3      4.29%3       4.29%3
--------------- ---------- ------------ ------------ ------------ ------------ ------------ ---------- -------------
--------------- ---------- ------------ ------------ ------------ ------------ ------------ ---------- -------------
Class N          -8.81%4     -7.90%4        N/A          N/A          N/A          N/A         N/A         N/A
--------------- ---------- ------------ ------------ ------------ ------------ ------------ ---------- -------------
1. Inception of Class A:   9/16/85
2. Inception of Class B:   10/2/95
3. Inception of Class C:   5/1/96
4. Inception of Class N:   3/1/01
Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer
Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The
Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

         |X|  Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

o        Morningstar Ratings and Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service.
Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is included in the domestic stock funds category.

         Morningstar proprietary star rankings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Ratings metrics.

         The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star rating. Those total return rankings are percentages from one percent to one hundred percent and are not risk-adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the
Funds in the same category performed better than it did.

         |X|  Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications.
That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

         Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on
Treasury securities is backed by the full faith and credit of the U.S. government.

         From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

         From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds.
The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other
Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o        information about the performance of certain securities or commodities markets or segments of those markets,
o        information about the performance of the economies of particular countries or regions,
o        the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o        the availability of different types of securities or offerings of securities,
o        information relating to the gross national or gross domestic product of the United States or other countries or regions,
o        comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

A B O U T Y O U R A C C O U N T

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix
C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House
("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The
Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the
Distributor or dealer or broker incurs little or no selling expenses.

         |X|  Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o        Class A and Class B shares you purchase for your individual accounts (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o        Current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o        Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class
                  A shares, provided that you still hold your investment in one of the Oppenheimer funds.

         A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and include the following:

Oppenheimer Bond Fund                                        Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund                        Oppenheimer New York Municipal Fund
Oppenheimer Capital Appreciation Fund                        Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Preservation Fund                        Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund                              Oppenheimer Quest Balanced Value Fund
Oppenheimer Champion Income Fund                             Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Concentrated Growth Fund                         Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Convertible Securities Fund                      Oppenheimer Quest Opportunity Value Fund
Oppenheimer Developing Markets Fund                          Oppenheimer Quest Value Fund, Inc.
Oppenheimer Disciplined Allocation Fund                      Oppenheimer Real Asset Fund
Oppenheimer Discovery Fund                                    Oppenheimer Real Estate Fund
Oppenheimer Emerging Growth Fund                              Oppenheimer Rochester National Municipals
Oppenheimer Emerging Technologies Fund                        Oppenheimer Senior Floating Rate Fund
Oppenheimer Enterprise Fund                                   Oppenheimer Small Cap Value Fund
Oppenheimer Europe Fund                                       Oppenheimer Special Value Fund
Oppenheimer Global Fund                                       Oppenheimer Strategic Income Fund
Oppenheimer Global Growth & Income Fund                       Oppenheimer Total Return Fund, Inc.
Oppenheimer Gold & Special Minerals Fund                      Oppenheimer Trinity Core Fund
Oppenheimer Growth Fund                                       Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer High Yield Fund                                   Oppenheimer Trinity Value Fund
Oppenheimer Intermediate Municipal Fund                       Oppenheimer U.S. Government Trust
Oppenheimer International Bond Fund                           Oppenheimer Value Fund
Oppenheimer International Growth Fund                         Limited-Term New York Municipal Fund
Oppenheimer International Small Company Fund                  Rochester Fund Municipals
Oppenheimer Limited-Term Government Fund                      OSM1- Gartmore Millennium Growth Fund II
Oppenheimer Main Street Growth & Income Fund                  OSM1 - Jennison Growth Fund
Oppenheimer Main Street Opportunity Fund                      OSM1 - Mercury Advisors S&P 500 Index
Oppenheimer Main Street Small Cap Fund                        OSM1 - Mercury Advisors Focus Growth Fund
Oppenheimer MidCap Fund                                       OSM1 - QM Active Balanced Fund
Oppenheimer Multiple Strategies Fund                          OSM1 - Salomon Brothers Capital Fund
And the following money market funds:

Centennial America Fund, L. P.                               Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust                       Centennial Tax Exempt Trust
Centennial Government Trust                                  Oppenheimer Cash Reserves
Centennial Money Market Trust                                Oppenheimer Money Market Fund, Inc.
1 - "OSM" stands for Oppenheimer Select Managers

         There is an initial sales charge on the purchase
of Class A shares of each of the Oppenheimer funds
described above except the money market funds. Under
certain circumstances described in this Statement of
Additional Information, redemption proceeds of certain
money market fund shares may be subject to a contingent
deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you
purchase Class A shares or Class A and Class B shares of
the Fund and other Oppenheimer funds during a 13-month
period, you can reduce the sales charge rate that applies
to your purchases of Class A shares. The total amount of
your intended purchases of both Class A and Class B shares
will determine the reduced sales charge rate for the Class
A shares purchased during that period. You can include
purchases made up to 90 days before the date of the Letter.

         A Letter of Intent is an investor's statement in
writing to the Distributor of the intention to purchase
Class A shares or Class A and Class B shares of the Fund
(and other Oppenheimer funds) during a 13-month period (the
"Letter of Intent period"). At the investor's request, this
may include purchases made up to 90 days prior to the date
of the Letter. The Letter states the investor's intention
to make the aggregate amount of purchases of shares which,
when added to the investor's holdings of shares of those
funds, will equal or exceed the amount specified in the
Letter. Purchases made by reinvestment of dividends or
distributions of capital gains and purchases made at net
asset value without sales charge do not count toward
satisfying the amount of the Letter.

         A Letter enables an investor to count the Class A
and Class B shares purchased under the Letter to obtain the
reduced sales charge rate on purchases of Class A shares of
the Fund (and other Oppenheimer funds) that applies under
the Right of Accumulation to current purchases of Class A
shares. Each purchase of Class A shares under the Letter
will be made at the offering price (including the sales
charge) that applies to a single lump-sum purchase of
shares in the amount intended to be purchased under the
Letter.

         In submitting a Letter, the investor makes no
commitment to purchase shares. However, if the investor's
purchases of shares within the Letter of Intent period,
when added to the value (at offering price) of the
investor's holdings of shares on the last day of that
period, do not equal or exceed the intended purchase
amount, the investor agrees to pay the additional amount of
sales charge applicable to such purchases. That amount is
described in "Terms of Escrow," below (those terms may be
amended by the Distributor from time to time). The investor
agrees that shares equal in value to 5% of the intended
purchase amount will be held in escrow by the Transfer
Agent subject to the Terms of Escrow. Also, the investor
agrees to be bound by the terms of the Prospectus, this
Statement of Additional Information and the application
used for a Letter of Intent. If those terms are amended, as
they may be from time to time by the Fund, the investor
agrees to be bound by the amended terms and that those
amendments will apply automatically to existing Letters of
Intent.

         If the total eligible purchases made during the
Letter of Intent period do not equal or exceed the intended
purchase amount, the concessions previously paid to the
dealer of record for the account and the amount of sales
charge retained by the Distributor will be adjusted to the
rates applicable to actual total purchases. If total
eligible purchases during the Letter of Intent period
exceed the intended purchase amount and exceed the amount
needed to qualify for the next sales charge rate reduction
set forth in the Prospectus, the sales charges paid will be
adjusted to the lower rate. That adjustment will be made
only if and when the dealer returns to the Distributor the
excess of the amount of concessions allowed or paid to the
dealer over the amount of concessions that apply to the
actual amount of purchases. The excess concessions returned
to the Distributor will be used to purchase additional
shares for the investor's account at the net asset value
per share in effect on the date of such purchase, promptly
after the Distributor's receipt thereof.

         The  Transfer  Agent will not hold shares in escrow
for  purchases  of shares of the Fund and other  Oppenheimer funds by  OppenheimerFunds  prototype  401(k)  plans under a
Letter of Intent.  If the intended  purchase  amount under a
Letter  of  Intent  entered  into  by  an   OppenheimerFunds
prototype  401(k) plan is not  purchased  by the plan by the end of  the  Letter  of  Intent  period,  there  will  be no adjustment  of  concessions  paid  to the  broker-dealer  or financial  institution  of record for  accounts  held in the name of that plan.

         In determining the total amount of purchases made
under a Letter, shares redeemed by the investor prior to
the termination of the Letter of Intent period will be
deducted. It is the responsibility of the dealer of record
and/or the investor to advise the Distributor about the
Letter in placing any purchase orders for the investor
during the Letter of Intent period. All of such purchases
must be made through the Distributor.
         |X|  Terms of Escrow That Apply to Letters of
         Intent.

         1.   Out of the initial purchase (or subsequent
purchases if necessary) made pursuant to a Letter, shares
of the Fund equal in value up to 5% of the intended
purchase amount specified in the Letter shall be held in
escrow by the Transfer Agent. For example, if the intended
purchase amount is $50,000, the escrow shall be shares
valued in the amount of $2,500 (computed at the offering
price adjusted for a $50,000 purchase). Any dividends and
capital gains distributions on the escrowed shares will be
credited to the investor's account.

         2.   If the total minimum investment specified
under the Letter is completed within the 13-month Letter of
Intent period, the escrowed shares will be promptly
released to the investor.

         3.   If, at the end of the 13-month Letter of
Intent period the total purchases pursuant to the Letter
are less than the intended purchase amount specified in the
Letter, the investor must remit to the Distributor an
amount equal to the difference between the dollar amount of
sales charges actually paid and the amount of sales charges
which would have been paid if the total amount purchased
had been made at a single time. That sales charge
adjustment will apply to any shares redeemed prior to the
completion of the Letter. If the difference in sales
charges is not paid within 20 days after a request from the
Distributor or the dealer, the Distributor will, within 60
days of the expiration of the Letter, redeem the number of
escrowed shares necessary to realize such difference in
sales charges. Full and fractional shares remaining after
such redemption will be released from escrow. If a request
is received to redeem escrowed shares prior to the payment
of such additional sales charge, the sales charge will be
withheld from the redemption proceeds.

         4.   By signing the Letter, the investor
irrevocably constitutes and appoints the Transfer Agent as
attorney-in-fact to surrender for redemption any or all
escrowed shares.

5.       The shares eligible for purchase under the Letter
(or the holding of which may be counted toward completion
of a Letter) include:
(a)      Class A shares sold with a front-end sales charge
                  or subject to a Class A contingent
                  deferred sales charge,
(b)      Class B shares of other Oppenheimer funds acquired
                  subject to a contingent deferred sales
                  charge, and
(c)      Class A or Class B shares acquired by exchange of
                  either (1) Class A shares of one of the
                  other Oppenheimer funds that were
                  acquired subject to a Class A initial or
                  contingent deferred sales charge or (2)
                  Class B shares of one of the other
                  Oppenheimer funds that were acquired
                  subject to a contingent deferred sales
                  charge.

         6.   Shares held in escrow hereunder will
automatically be exchanged for shares of another fund to
which an exchange is requested, as described in the section
of the Prospectus entitled "How to Exchange Shares" and the
escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to
buy shares directly from a bank account, you must enclose a
check (the minimum is $25) for the initial purchase with
your application. Shares purchased by Asset Builder Plan
payments from bank accounts are subject to the redemption
restrictions for recent purchases described in the
Prospectus. Asset Builder Plans are available only if your
bank is an ACH member. Asset Builder Plans may not be used
to buy shares for OppenheimerFunds employer-sponsored
qualified retirement accounts. Asset Builder Plans also
enable shareholders of Oppenheimer Cash Reserves to use
their fund account to make monthly automatic purchases of
shares of up to four other Oppenheimer funds.

         If you make payments from your bank account to
purchase shares of the Fund, your bank account will be
debited automatically. Normally the debit will be made two
business days prior to the investment dates you selected on
your application. Neither the Distributor, the Transfer
Agent or the Fund shall be responsible for any delays in
purchasing shares that result from delays in ACH
transmissions.

         Before you establish Asset Builder payments, you
should obtain a prospectus of the selected fund(s) from
your financial advisor (or the Distributor) and request an
application from the Distributor. Complete the application
and return it. You may change the amount of your Asset
Builder payment or you can terminate these automatic
investments at any time by writing to the Transfer Agent.
The Transfer Agent requires a reasonable period
(approximately 10 days) after receipt of your instructions
to implement them. The Fund reserves the right to amend,
suspend or discontinue offering Asset Builder plans at any
time without prior notice.

Retirement Plans. Certain types of retirement plans are
entitled to purchase shares of the Fund without sales
charge or at reduced sales charge rates, as described in
Appendix C to this Statement of Additional Information.
Certain special sales charge arrangements described in that
Appendix apply to retirement plans whose records are
maintained on a daily valuation basis by Merrill Lynch
Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an
independent record keeper that has a contract or special
arrangement with Merrill Lynch. If on the date the plan
sponsor signed the Merrill Lynch record keeping service
agreement the plan has less than $3 million in assets
(other than assets invested in money market funds) invested
in applicable investments, then the retirement plan may
purchase only Class B shares of the Oppenheimer funds. Any
retirement plans in that category that currently invest in
Class B shares of the Fund will have their Class B shares
converted to Class A shares of the Fund when the plan's
applicable investments reach $5 million.

Cancellation of Purchase Orders. Cancellation of purchase
orders for the Fund's shares (for example, when a purchase
check is returned to the Fund unpaid) causes a loss to be
incurred when the net asset values of the Fund's shares on
the cancellation date is less than on the purchase date.
That loss is equal to the amount of the decline in the net
asset value per share multiplied by the number of shares in
the purchase order. The investor is responsible for that
loss. If the investor fails to compensate the Fund for the
loss, the Distributor will do so. The Fund may reimburse
the Distributor for that amount by redeeming shares from
any account registered in that investor's name, or the Fund
or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund
represents an interest in the same portfolio of investments
of the Fund. However, each class has different shareholder
privileges and features. The net income attributable to
Class B, Class C or Class N shares and the dividends
payable on Class B, Class C or Class N shares will be
reduced by incremental expenses borne solely by that class.
Those expenses include the asset-based sales charges to
which Class B, Class C and Class N shares are subject.

         The availability of different classes of shares
permits an investor to choose the method of purchasing
shares that is more appropriate for the investor. That may
depend on the amount of the purchase, the length of time
the investor expects to hold shares, and other relevant
circumstances. Class A shares normally are sold subject to
an initial sales charge. While Class B, Class C and Class N
shares have no initial sales charge, the purpose of the
deferred sales charge and asset-based sales charge on Class
B, Class C and Class N shares is the same as that of the
initial sales charge on Class A shares - to compensate the
Distributor and brokers, dealers and financial institutions
that sell shares of the Fund. A salesperson who is entitled
to receive compensation from his or her firm for selling
Fund shares may receive different levels of compensation
for selling one class of shares rather than another.

         The Distributor will not accept any order in the
amount of $500,000 or more for Class B shares or $1 million
or more for Class C shares on behalf of a single investor
(not including dealer "street name" or omnibus accounts).
That is because generally it will be more advantageous for
that investor to purchase Class A shares of the Fund.

|X|      Class A Shares Subject to a Contingent Deferred
Sales Charge. For purchases of Class A shares subject to a
contingent deferred sales charge as described in the
Prospectus, no sales concessions will be paid to the
broker-dealer of record, as described in the Prospectus, on
sales of Class A shares purchased with the redemption
proceeds of shares of another mutual fund offered as an
investment option in a retirement plan in which Oppenheimer
funds are also offered as investment options under a
special arrangement with the Distributor, if the purchase
occurs more than 30 days after the Oppenheimer funds are
added as an investment option under that plan.
Additionally, that concession will not be paid on purchases
of shares by a retirement plan made with the redemption
proceeds of Class N shares of one or more Oppenheimer funds
held by the plan for more than 18 months.

         |X|  Class B Conversion. Under current
interpretations of applicable federal income tax law by the
Internal Revenue Service, the conversion of Class B shares
to Class A shares after six years is not treated as a
taxable event for the shareholder. If those laws or the IRS
interpretation of those laws should change, the automatic
conversion feature may be suspended. In that event, no
further conversions of Class B shares would occur while
that suspension remained in effect. Although Class B shares
could then be exchanged for Class A shares on the basis of
relative net asset value of the two classes, without the
imposition of a sales charge or fee, such exchange could
constitute a taxable event for the shareholder, and absent
such exchange, Class B shares might continue to be subject
to the asset-based sales charge for longer than six years.

         |X|  Availability of Class N Shares. In addition
to the description of the types of retirement plans which
may purchase Class N shares contained in the prospectus,
Class N shares also are offered to the following:
o        to all rollover IRAs,
o        to all direct rollovers from
                  OppenheimerFunds-sponsored Pinnacle and
                  Ascender retirement plans,
o        to all trustee-to-trustee IRA transfers,
o        to all 90-24 type 403(b) transfers,
o        to Group Retirement Plans (as defined in Appendix
                  C to this Statement of Additional
                  Information) which have entered into a
                  special agreement with the Distributor
                  for that purpose,
o        to Retirement Plans qualified under Sections
                  401(a) or 401(k) of the Internal Revenue
                  Code, the recordkeeper or the plan
                  sponsor for which has entered into a
                  special agreement with the Distributor,
o        to Retirement Plans of a plan sponsor where the
                  aggregate assets of all such plans
                  invested in the Oppenheimer funds is
                  $500,000 or more,
o        to OppenheimerFunds-sponsored Ascender 401(k)
                  plans that pay for the purchase with the
                  redemption proceeds of Class A shares of
                  one or more Oppenheimer funds.
o        to certain customers of broker-dealers and
                  financial advisors that are identified in
                  a special agreement between the
                  broker-dealer or financial advisor and
                  the Distributor for that purpose.

         The sales concession and the advance of the
service fee, as described in the Prospectus, will not be
paid to dealers of record on sales of Class N shares on:
o        purchases of Class N shares in amounts of $500,000
                  or more by a retirement plan that pays
                  for the purchase with the redemption
                  proceeds of Class A shares of one or more
                  Oppenheimer funds (other than rollovers
                  from an OppenheimerFunds-sponsored
                  Pinnacle or Ascender 401(k) plan to any
                  IRA invested in the Oppenheimer funds),
o        purchases of Class N shares in amounts of $500,000
                  or more by a retirement plan that pays
                  for the purchase with the redemption
                  proceeds of Class C shares of one or more
                  Oppenheimer funds held by the plan for
                  more than one year (other than rollovers
                  from an OppenheimerFunds-sponsored
                  Pinnacle or Ascender 401(k) plan to any
                  IRA invested in the Oppenheimer funds),
                  and
o        on purchases of Class N shares by an
                  OppenheimerFunds-sponsored Pinnacle or
                  Ascender 401(k) plan made with the
                  redemption proceeds of Class A shares of
                  one or more Oppenheimer funds.

         |X|  Allocation of Expenses. The Fund pays
expenses related to its daily operations, such as custodian
fees, Directors' fees, transfer agency fees, legal fees and
auditing costs. Those expenses are paid out of the Fund's
assets and are not paid directly by shareholders. However,
those expenses reduce the net asset values of shares, and
therefore are indirectly borne by shareholders through
their investment.

         The methodology for calculating the net asset
value, dividends and distributions of the Fund's share
classes recognizes two types of expenses. General expenses
that do not pertain specifically to any one class are
allocated pro rata to the shares of all classes. The
allocation is based on the percentage of the Fund's total
assets that is represented by the assets of each class, and
then equally to each outstanding share within a given
class. Such general expenses include management fees,
legal, bookkeeping and audit fees, printing and mailing
costs of shareholder reports, Prospectuses, Statements of
Additional Information and other materials for current
shareholders, fees to unaffiliated Directors, custodian
expenses, share issuance costs, organization and start-up
costs, interest, taxes and brokerage commissions, and
non-recurring expenses, such as litigation costs.

         Other expenses that are directly attributable to a
particular class are allocated equally to each outstanding
share within that class. Examples of such expenses include
distribution and service plan (12b-1) fees, transfer and
shareholder servicing agent fees and expenses, and
shareholder meeting expenses (to the extent that such
expenses pertain only to a specific class).
Determination of Net Asset Values Per Share. The net asset
values per share of each class of shares of the Fund are
determined as of the close of business of The New York
Stock Exchange on each day that the Exchange is open. The
calculation is done by dividing the value of the Fund's net
assets attributable to a class by the number of shares of
that class that are outstanding. The Exchange normally
closes at 4:00 P.M., New York time, but may close earlier
on some other days (for example, in case of weather
emergencies or on days falling before a U.S. holiday). The
Exchange's most recent annual announcement (which is
subject to change) states that it will close on New Year's
Day, Presidents' Day, Martin Luther King, Jr. Day, Good
Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day. It may also close on
other days.

         Dealers other than Exchange members may conduct
trading in certain securities on days on which the Exchange
is closed (including weekends and holidays) or after 4:00
P.M. on a regular business day. Because the Fund's net
asset values will not be calculated on those days, the
Fund's net asset values per share may be significantly
affected on such days when shareholders may not purchase or
redeem shares. Additionally, trading on European and Asian
stock exchanges and over-the-counter markets normally is
completed before the close of The New York Stock Exchange.

         Changes in the values of securities traded on
foreign exchanges or markets as a result of events that
occur after the prices of those securities are determined,
but before the close of The New York Stock Exchange, will
not be reflected in the Fund's calculation of its net asset
values that day unless the Manager determines that the
event is likely to effect a material change in the value of
the security. If such determination is made, the Manager,
acting through an internal valuation committee, will
establish a valuation for such security subject to the
approval, ratification and confirmation by the Board at its
next ensuing meeting.

         |X|  Securities Valuation. The Fund's Board of
Directors has established procedures for the valuation of
the Fund's securities. In general those procedures are as
follows:

o        Equity securities traded on a U.S. securities
exchange or on NASDAQ are valued as follows:
(1)      if last sale information is regularly reported,
                      they are valued at the last reported
                      sale price on the principal exchange
                      on which they are traded or on
                      NASDAQ, as applicable, on that day,
                      or
(2)      if last sale information is not available on a
                      valuation date, they are valued at
                      the last reported sale price
                      preceding the valuation date if it is
                      within the spread of the closing
                      "bid" and "asked" prices on the
                      valuation date or, if not, at the
                      closing "bid" price on the valuation
                      date.
o        Equity securities traded on a foreign securities
exchange generally are valued in one of the following ways:
(1)      at the last sale price available to the pricing
                      service approved by the Board of
                      Directors, or
(2)      at the last sale price obtained by the Manager
                      from the report of the principal
                      exchange on which the security is
                      traded at its last trading session on
                      or immediately before the valuation
                      date, or
                  at the mean between the "bid" and "asked"
                      prices obtained from the principal
                      exchange on which the security is
                      traded or, on the basis of reasonable
                      inquiry, from two market makers in
                      the security.
o        Long-term debt securities having a remaining
maturity in excess of 60 days are valued based on the mean
between the "bid" and "asked" prices determined by a
portfolio pricing service approved by the Fund's Board of
Directors or obtained by the Manager from two active market
makers in the security on the basis of reasonable inquiry.
o        The following securities are valued at the mean
between the "bid" and "asked" prices determined by a
pricing service approved by the Fund's Board of Directors
or obtained by the Manager from two active market makers in
the security on the basis of reasonable inquiry:
(1)      debt instruments that have a maturity of more than
                      397 days when issued,
(2)      debt instruments that had a maturity of 397 days
                      or less when issued and have a
                      remaining maturity of more than 60
                      days, and
(3)      non-money market debt instruments that had a
                      maturity of 397 days or less when
                      issued and which have a remaining
                      maturity of 60 days or less.
o        The following securities are valued at cost,
adjusted for amortization of premiums and accretion of
discounts:
(1)      money market debt securities held by a non-money
                      market fund that had a maturity of
                      less than 397 days when issued that
                      have a remaining maturity of 60 days
                      or less, and
(2)      debt instruments held by a money market fund that
                      have a remaining maturity of 397 days
                      or less.
o        Securities (including restricted securities) not
having readily-available market quotations are valued at
fair value determined under the Board's procedures. If the
Manager is unable to locate two market makers willing to
give quotes, a security may be priced at the mean between
the "bid" and "asked" prices provided by a single active
market maker (which in certain cases may be the "bid" price
if no "asked" price is available).

         In the case of U.S. government securities,
mortgage-backed securities, corporate bonds and foreign
government securities, when last sale information is not
generally available, the Manager may use pricing services
approved by the Board of Directors. The pricing service may
use "matrix" comparisons to the prices for comparable
instruments on the basis of quality, yield and maturity.
Other special factors may be involved (such as the
tax-exempt status of the interest paid by municipal
securities). The Manager will monitor the accuracy of the
pricing services. That monitoring may include comparing
prices used for portfolio valuation to actual sales prices
of selected securities.

         The closing prices in the London foreign exchange
market on a particular business day that are provided to
the Manager by a bank, dealer or pricing service that the
Manager has determined to be reliable are used to value
foreign currency, including forward contracts, and to
convert to U.S. dollars securities that are denominated in
foreign currency.

         Puts, calls, and futures are valued at the last
sale price on the principal exchange on which they are
traded or on NASDAQ, as applicable, as determined by a
pricing service approved by the Board of Directors or by
the Manager. If there were no sales that day, they shall be
valued at the last sale price on the preceding trading day
if it is within the spread of the closing "bid" and "asked"
prices on the principal exchange or on NASDAQ on the
valuation date. If not, the value shall be the closing bid
price on the principal exchange or on NASDAQ on the
valuation date. If the put, call or future is not traded on
an exchange or on NASDAQ, it shall be valued by the mean
between "bid" and "asked" prices obtained by the Manager
from two active market makers. In certain cases that may be
at the "bid" price if no "asked" price is available.

         When the Fund writes an option, an amount equal to
the premium received is included in the Fund's Statement of
Assets and Liabilities as an asset. An equivalent credit is
included in the liability section. The credit is adjusted
("marked-to-market") to reflect the current market value of
the option. In determining the Fund's gain on investments,
if a call or put written by the Fund is exercised, the
proceeds are increased by the premium received. If a call
or put written by the Fund expires, the Fund has a gain in
the amount of the premium. If the Fund enters into a
closing purchase transaction, it will have a gain or loss,
depending on whether the premium received was more or less
than the cost of the closing transaction. If the Fund
exercises a put it holds, the amount the Fund receives on
its sale of the underlying investment is reduced by the
amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions
for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The
Federal Funds wire of redemption proceeds may be delayed if
the Fund's custodian bank is not open for business on a day
when the Fund would normally authorize the wire to be made,
which is usually the Fund's next regular business day
following the redemption. In those circumstances, the wire
will not be transmitted until the next bank business day on
which the Fund is open for business. No dividends will be
paid on the proceeds of redeemed shares awaiting transfer
by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption,
a shareholder may reinvest all or part of the redemption
proceeds of:
o        Class A shares purchased subject to an initial
              sales charge or Class A shares on which a
              contingent deferred sales charge was paid, or
o        Class B shares that were subject to the Class B
              contingent deferred sales charge when
              redeemed.

         The reinvestment may be made without sales charge
only in Class A shares of the Fund or any of the other
Oppenheimer funds into which shares of the Fund are
exchangeable as described in "How to Exchange Shares"
below. Reinvestment will be at the net asset value next
computed after the Transfer Agent receives the reinvestment
order. The shareholder must ask the Transfer Agent for that
privilege at the time of reinvestment. This privilege does
not apply to Class C and Class N shares. The Fund may
amend, suspend or cease offering this reinvestment
privilege at any time as to shares redeemed after the date
of such amendment, suspension or cessation.

         Any capital gain that was realized when the shares
were redeemed is taxable, and reinvestment will not alter
any capital gains tax payable on that gain. If there has
been a capital loss on the redemption, some or all of the
loss may not be tax deductible, depending on the timing and
amount of the reinvestment. Under the Internal Revenue
Code, if the redemption proceeds of Fund shares on which a
sales charge was paid are reinvested in shares of the Fund
or another of the Oppenheimer funds within 90 days of
payment of the sales charge, the shareholder's basis in the
shares of the Fund that were redeemed may not include the
amount of the sales charge paid. That would reduce the loss
or increase the gain recognized from the redemption.
However, in that case the sales charge would be added to
the basis of the shares acquired by the reinvestment of the
redemption proceeds.

Payments "In Kind". The Prospectus states that payment for
shares tendered for redemption is ordinarily made in cash.
However, under certain circumstances, the Board of
Directors of the Fund may determine that it would be
detrimental to the best interests of the remaining
shareholders of the Fund to make payment of a redemption
order wholly or partly in cash. In that case, the Fund may
pay the redemption proceeds in whole or in part by a
distribution "in kind" of liquid securities from the
portfolio of the Fund, in lieu of cash.

         The Fund has elected to be governed by Rule 18f-1
under the Investment Company Act. Under that rule, the Fund
is obligated to redeem shares solely in cash up to the
lesser of $250,000 or 1% of the net assets of the Fund
during any 90-day period for any one shareholder. If shares
are redeemed in kind, the redeeming shareholder might incur
brokerage or other costs in selling the securities for
cash. The Fund will value securities used to pay
redemptions in kind using the same method the Fund uses to
value its portfolio securities described above under
"Determination of Net Asset Values Per Share." That
valuation will be made as of the time the redemption price
is determined.

Involuntary Redemptions. The Fund's Board of Directors has
the right to cause the involuntary redemption of the shares
held in any account if the account holds fewer than 100
shares. If the Board exercises this right, it may also fix
the requirements for any notice to be given to the
shareholders in question (not less than 30 days). The Board
may alternatively set requirements for the shareholder to
increase the investment, or set other terms and conditions
so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different
registration is not an event that triggers the payment of
sales charges. Therefore, shares are not subject to the
payment of a contingent deferred sales charge of any class
at the time of transfer to the name of another person or
entity. It does not matter whether the transfer occurs by
absolute assignment, gift or bequest, as long as it does
not involve, directly or indirectly, a public sale of the
shares. When shares subject to a contingent deferred sales
charge are transferred, the transferred shares will remain
subject to the contingent deferred sales charge. It will be
calculated as if the transferee shareholder had acquired
the transferred shares in the same manner and at the same
time as the transferring shareholder.

         If less than all shares held in an account are
transferred, and some but not all shares in the account
would be subject to a contingent deferred sales charge if
redeemed at the time of transfer, the priorities described
in the Prospectus under "How to Buy Shares" for the
imposition of the Class B, Class C and Class N contingent
deferred sales charge will be followed in determining the
order in which shares are transferred.

Distributions From Retirement Plans. Requests for
distributions from OppenheimerFunds-sponsored IRAs,
403(b)(7) custodial plans, 401(k) plans or pension or
profit-sharing plans should be addressed to "Trustee,
OppenheimerFunds Retirement Plans," c/o the Transfer Agent
at its address listed in "How To Sell Shares" in the
Prospectus or on the back cover of this Statement of
Additional Information. The request must
(1)      state the reason for the distribution;
(2)      state the owner's awareness of tax penalties if
              the distribution is premature; and
(3)      conform to the requirements of the plan and the
              Fund's other redemption requirements.

         Participants (other than self-employed persons) in
OppenheimerFunds-sponsored pension or profit-sharing plans
with shares of the Fund held in the name of the plan or its
fiduciary may not directly request redemption of their
accounts. The plan administrator or fiduciary must sign the
request.

         Distributions from pension and profit sharing
plans are subject to special requirements under the
Internal Revenue Code and certain documents (available from
the Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made.
Distributions from retirement plans are subject to
withholding requirements under the Internal Revenue Code,
and IRS Form W-4P (available from the Transfer Agent) must
be submitted to the Transfer Agent with the distribution
request, or the distribution may be delayed. Unless the
shareholder has provided the Transfer Agent with a
certified tax identification number, the Internal Revenue
Code requires that tax be withheld from any distribution
even if the shareholder elects not to have tax withheld.
The Fund, the Manager, the Distributor, and the Transfer
Agent assume no responsibility to determine whether a
distribution satisfies the conditions of applicable tax
laws and will not be responsible for any tax penalties
assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers
and Brokers. The Distributor is the Fund's agent to
repurchase its shares from authorized dealers or brokers on
behalf of their customers. Shareholders should contact
their broker or dealer to arrange this type of redemption.
The repurchase price per share will be the net asset value
next computed after the Distributor receives an order
placed by the dealer or broker. However, if the Distributor
receives a repurchase order from a dealer or broker after
the close of The New York Stock Exchange on a regular
business day, it will be processed at that day's net asset
value if the order was received by the dealer or broker
from its customers prior to the time the Exchange closes.
Normally, the Exchange closes at 4:00 P.M., but may do so
earlier on some days. Additionally, the order must have
been transmitted to and received by the Distributor prior
to its close of business that day (normally 5:00 P.M.).

         Ordinarily, for accounts redeemed by a
broker-dealer under this procedure, payment will be made
within three business days after the shares have been
redeemed upon the Distributor's receipt of the required
redemption documents in proper form. The signature(s) of
the registered owners on the redemption documents must be
guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning
shares of the Fund valued at $5,000 or more can authorize
the Transfer Agent to redeem shares (having a value of at
least $50) automatically on a monthly, quarterly,
semi-annual or annual basis under an Automatic Withdrawal
Plan. Shares will be redeemed three business days prior to
the date requested by the shareholder for receipt of the
payment. Automatic withdrawals of up to $1,500 per month
may be requested by telephone if payments are to be made by
check payable to all shareholders of record. Payments must
also be sent to the address of record for the account and
the address must not have been changed within the prior 30
days. Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be
arranged on this basis.

         Payments are normally made by check, but
shareholders having AccountLink privileges (see "How To Buy
Shares") may arrange to have Automatic Withdrawal Plan
payments transferred to the bank account designated on the
account application or by signature-guaranteed instructions
sent to the Transfer Agent. Shares are normally redeemed
pursuant to an Automatic Withdrawal Plan three business
days before the payment transmittal date you select in the
account application. If a contingent deferred sales charge
applies to the redemption, the amount of the check or
payment will be reduced accordingly.

         The Fund cannot guarantee receipt of a payment on
the date requested. The Fund reserves the right to amend,
suspend or discontinue offering these plans at any time
without prior notice. Because of the sales charge assessed
on Class A share purchases, shareholders should not make
regular additional Class A share purchases while
participating in an Automatic Withdrawal Plan. Class B,
Class C and Class N shareholders should not establish
automatic withdrawal plans, because of the potential
imposition of the contingent deferred sales charge on such
withdrawals (except where the Class B, Class C or Class N
contingent deferred sales charge is waived as described in
Appendix C to this Statement of Additional Information).

         By requesting an Automatic Withdrawal or Exchange
Plan, the shareholder agrees to the terms and conditions
that apply to such plans, as stated below. These provisions
may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will
automatically apply to existing Plans.

         |X|  Automatic Exchange Plans. Shareholders can
authorize the Transfer Agent to exchange a pre-determined
amount of shares of the Fund for shares (of the same class)
of other Oppenheimer funds automatically on a monthly,
quarterly, semi-annual or annual basis under an Automatic
Exchange Plan. The minimum amount that may be exchanged to
each other fund account is $25. Instructions should be
provided on the OppenheimerFunds application or
signature-guaranteed instructions. Exchanges made under
these plans are subject to the restrictions that apply to
exchanges as set forth in "How to Exchange Shares" in the
Prospectus and below in this Statement of Additional
Information.

         |X|  Automatic Withdrawal Plans. Fund shares will
be redeemed as necessary to meet withdrawal payments.
Shares acquired without a sales charge will be redeemed
first. Shares acquired with reinvested dividends and
capital gains distributions will be redeemed next, followed
by shares acquired with a sales charge, to the extent
necessary to make withdrawal payments. Depending upon the
amount withdrawn, the investor's principal may be depleted.
Payments made under these plans should not be considered as
a yield or income on your investment.

         The Transfer Agent will administer the investor's
Automatic Withdrawal Plan as agent for the shareholder(s)
(the "Planholder") who executed the Plan authorization and
application submitted to the Transfer Agent. Neither the
Fund nor the Transfer Agent shall incur any liability to
the Planholder for any action taken or not taken by the
Transfer Agent in good faith to administer the Plan. Share
certificates will not be issued for shares of the Fund
purchased for and held under the Plan, but the Transfer
Agent will credit all such shares to the account of the
Planholder on the records of the Fund. Any share
certificates held by a Planholder may be surrendered
unendorsed to the Transfer Agent with the Plan application
so that the shares represented by the certificate may be
held under the Plan.

         For accounts subject to Automatic Withdrawal
Plans, distributions of capital gains must be reinvested in
shares of the Fund, which will be done at net asset value
without a sales charge. Dividends on shares held in the
account may be paid in cash or reinvested.

         Shares will be redeemed to make withdrawal
payments at the net asset value per share determined on the
redemption date. Checks or AccountLink payments
representing the proceeds of Plan withdrawals will normally
be transmitted three business days prior to the date
selected for receipt of the payment, according to the
choice specified in writing by the Planholder. Receipt of
payment on the date selected cannot be guaranteed.

         The amount and the interval of disbursement
payments and the address to which checks are to be mailed
or AccountLink payments are to be sent may be changed at
any time by the Planholder by writing to the Transfer
Agent. The Planholder should allow at least two weeks' time
after mailing such notification for the requested change to
be put in effect. The Planholder may, at any time, instruct
the Transfer Agent by written notice to redeem all, or any
part of, the shares held under the Plan. That notice must
be in proper form in accordance with the requirements of
the then-current Prospectus of the Fund. In that case, the
Transfer Agent will redeem the number of shares requested
at the net asset value per share in effect and will mail a
check for the proceeds to the Planholder.

         The Planholder may terminate a Plan at any time by
writing to the Transfer Agent. The Fund may also give
directions to the Transfer Agent to terminate a Plan. The
Transfer Agent will also terminate a Plan upon its receipt
of evidence satisfactory to it that the Planholder has died
or is legally incapacitated. Upon termination of a Plan by
the Transfer Agent or the Fund, shares that have not been
redeemed will be held in uncertificated form in the name of
the Planholder. The account will continue as a
dividend-reinvestment, uncertificated account unless and
until proper instructions are received from the Planholder,
his or her executor or guardian, or another authorized
person.

         To use shares held under the Plan as collateral
for a debt, the Planholder may request issuance of a
portion of the shares in certificated form. Upon written
request from the Planholder, the Transfer Agent will
determine the number of shares for which a certificate may
be issued without causing the withdrawal checks to stop.
However, should such uncertificated shares become
exhausted, Plan withdrawals will terminate.

         If the Transfer Agent ceases to act as transfer
agent for the Fund, the Planholder will be deemed to have
appointed any successor transfer agent to act as agent in
administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class
of Oppenheimer funds having more than one class of shares
may be exchanged only for shares of the same class of other
Oppenheimer funds. Shares of Oppenheimer funds that have a
single class without a class designation are deemed "Class
A" shares for this purpose. You can obtain a current list
showing which funds offer which classes of shares by
calling the Distributor.

o        All of the Oppenheimer funds currently offer Class
         A, B, C, N and Y shares with the following
         exceptions:

         The following funds only offer Class A shares:
Centennial America Fund, L.P.                                 Centennial Tax Exempt Trust
         Centennial California Tax Exempt Trust                    Oppenheimer Concentrated Growth Fund
         Centennial Government Trust                               Oppenheimer Money Market Fund, Inc.
         Centennial Money Market Trust                             Oppenheimer Real Estate Fund
         Centennial New York Tax Exempt Trust                      Oppenheimer Special Value Fund
         The following funds do not offer Class N shares:

         Oppenheimer California Municipal Fund                     Oppenheimer Pennsylvania Municipal Fund
         Oppenheimer Intermediate Municipal Fund                   Oppenheimer Rochester National Municipals
         Oppenheimer Municipal Bond Fund                           Rochester Fund Municipals
         Oppenheimer New Jersey Municipal Fund                     Oppenheimer Senior Floating Rate Fund
         Oppenheimer New York Municipal Fund                       Limited Term New York Municipal Fund

         The following funds do not offer Class Y shares:
         Oppenheimer California Municipal Fund                     Oppenheimer Intermediate Municipal Fund
         Oppenheimer Capital Income Fund                           Oppenheimer New Jersey Municipal Fund
         Oppenheimer Cash Reserves                                 Oppenheimer New York Municipal Fund
         Oppenheimer Champion Income Fund                          Oppenheimer Pennsylvania Municipal Fund
         Oppenheimer Convertible Securities Fund                   Oppenheimer Rochester National Municipals
         Oppenheimer Disciplined Allocation Fund                   Oppenheimer Senior Floating Rate Fund
         Oppenheimer Gold & Special Minerals Fund                  Oppenheimer Small Cap Value Fund
         Oppenheimer International Small Company Fund              Limited Term New York Municipal Fund

o        Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o        Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored
         401(k) plans.
     o   Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
         Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves
         acquired by exchange of Class M shares.

o        Class X shares of Limited Term New York Municipal Fund may be exchanged only for Class B shares of other
         Oppenheimer funds and no exchanges may be made to Class X shares.

o        Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money
         Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund.  Only
         participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer
         Capital Preservation Fund.
o        Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of
         Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves.
     o   Shares of Oppenheimer Select Managers Mercury Advisors S&P Index Fund and Oppenheimer Select Managers QM
         Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.
o        Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge.
         They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
         o        Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the
         30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.
o        Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other
         Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

         The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

         |X|  How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

              When Class A shares of any Oppenheimer fund (other than Rochester National Municipals and Rochester
Fund Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within eighteen (18) months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o        When Class A shares of Rochester National Municipals and Rochester Fund Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within twenty-four (24) months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

              With respect to Class B shares, the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class
B shares.

              With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class
C shares.

o        With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or
403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any
Oppenheimer fund.

o        If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer
Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early
Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o        When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class
A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o        When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in
"How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

         Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

         |X|  Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

         |X|  Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

|X|      Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the
Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage
it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request. When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange
Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

         In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the
Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege,"
above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the
Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

         Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market
Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer
Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.  The federal tax treatment of the
Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

         The tax discussion in the  Prospectus and this Statement of Additional  Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional  Information.  Those laws and regulations may be changed by legislative,  judicial, or administrative action,  sometimes with retroactive effect. State and local tax treatment of ordinary  income  dividends and capital gain  dividends from  regulated  investment  companies may differ from the treatment under the Internal  Revenue Code described below.  Potential  purchasers of shares of the
Fund are urged to consult  their tax advisers  with specific  reference to their own tax  circumstances  as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

         Qualification as a Regulated Investment Company.  The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.  As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income
(that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the
Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

         The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

         To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the
Internal Revenue Code, some of which are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

         To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the
Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

         Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the
Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Directors and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

         Taxation of Fund Distributions.  The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year.  Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

         Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders.  Long-term capital gains distributions are not eligible for the deduction.  The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less.  To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction. Since it is anticipated that most of the Fund's income will be derived from interest it receives on its investments, the Fund does not anticipate that its distributions will qualify for this deduction.

         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.
The Fund currently intends to distribute any such amounts.  If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as long-term capital gain and will be properly identified in reports sent to shareholder in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

         If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35%
corporate tax rate.  If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of their pro rata share of such gain. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

         Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

         Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

         Distributions  by the Fund will be  treated in the  manner  described  above  regardless  of  whether  the distributions  are paid in cash or reinvested in additional  shares of the Fund (or of another fund).  Shareholders receiving a  distribution  in the form of  additional  shares will be treated as  receiving  a  distribution  in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         The Fund will be required in certain cases to withhold 30% (29% for payments after December 31, 2003) of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that
                                            -------
number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). All income and any tax withheld by the
Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

              Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares,
                                                                                             -
the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares.  All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within
30 days before or after the redemption.

         In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

     Foreign Shareholders.  Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively
connected with|X|  the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

         Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income")
to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. All income and any tax withheld by the Fund is remitted by the Fund to the U.S.
Treasury and is identified in reports mailed to shareholders in March of each year.

         If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S.
                                                        ---
trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the
Fund obtains a properly completed and signed Certificate of Foreign Status.

                  If the foreign person fails to provide a certification of her/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 30% (29% for payments after December 31, 2003) on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person.
All income and any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

         The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the
Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above.
Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer
Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions.
It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. The Bank of New York is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. KPMG LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Directors and Shareholders of
Oppenheimer Disciplined Allocation Fund:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Disciplined Allocation Fund, including the statement of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Disciplined Allocation Fund as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Denver, Colorado
November 21, 2001

                  34 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS October 31, 2001

                                                                   Market Value
                                                         Shares      See Note 1
================================================================================
Common Stocks--57.1%
--------------------------------------------------------------------------------
Basic Materials--1.3%
--------------------------------------------------------------------------------
Metals--0.6%
Alcoa, Inc.                                              24,600     $   793,842
--------------------------------------------------------------------------------
Paper--0.7%
Sappi Ltd., Sponsored ADR                                94,100         897,714
--------------------------------------------------------------------------------
Capital Goods--9.7%
--------------------------------------------------------------------------------
Aerospace/Defense--3.2%
Boeing Co.                                               17,300         563,980
--------------------------------------------------------------------------------
Lockheed Martin Corp.                                    42,200       2,058,094
--------------------------------------------------------------------------------
Raytheon Co.                                             49,300       1,589,925
                                                                      ----------
                                                                      4,211,999

--------------------------------------------------------------------------------
Electrical Equipment--0.1%
Emerson Electric Co.                                      3,732         182,943
-------------------------------------------------------------------------------
Industrial Services--0.9%
Republic Services, Inc./1/                               70,000       1,146,600
--------------------------------------------------------------------------------
Manufacturing--5.5%
Caterpillar, Inc.                                        24,500       1,095,640
--------------------------------------------------------------------------------
Titan Corp. (The)/1/                                     76,800       2,006,784
--------------------------------------------------------------------------------
Tyco International Ltd.                                  84,000       4,127,760
                                                                      ----------
                                                                      7,230,184

--------------------------------------------------------------------------------
Communication Services--2.1%
--------------------------------------------------------------------------------
Telecommunications: Long Distance--1.8%
AT&T Corp.                                              111,600       1,701,900
--------------------------------------------------------------------------------
Qwest Communications International, Inc.                 51,500         666,925
                                                                      ----------
                                                                      2,368,825

--------------------------------------------------------------------------------
Telecommunications: Wireless--0.3%
Geotek Communications, Inc., Series B (Escrowed)/1,2/       100             300
--------------------------------------------------------------------------------
Leap Wireless International, Inc.1                       26,100         388,107
                                                                      ----------
                                                                        388,407

--------------------------------------------------------------------------------
Consumer Cyclicals--4.6%
--------------------------------------------------------------------------------
Consumer Services--0.7%
IMS Health, Inc.                                         42,800         914,636
--------------------------------------------------------------------------------
Retail: General--1.2%
Kohl's Corp./1/                                          28,800       1,601,568
--------------------------------------------------------------------------------
Retail: Specialty--2.7%
Bed Bath & Beyond, Inc./1/                               22,000         551,320
--------------------------------------------------------------------------------
BJ's Wholesale Club, Inc./1/                             15,000         761,550
--------------------------------------------------------------------------------
Target Corp.                                             73,000       2,273,950
                                                                      ----------
                                                                      3,586,820

                 12 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                   Market Value
                                                         Shares      See Note 1
--------------------------------------------------------------------------------
Consumer Staples--2.4%
--------------------------------------------------------------------------------
Broadcasting--1.1%
Comcast Corp., Cl. A Special/1/                          14,700     $   526,848
--------------------------------------------------------------------------------
Fox Entertainment Group, Inc., A Shares/1/               41,200         906,812
                                                                    -----------
                                                                      1,433,660

--------------------------------------------------------------------------------
Entertainment--0.8%
News Corp. Ltd. (The), Sponsored ADR, Preference         41,800         994,840
--------------------------------------------------------------------------------
Tobacco--0.5%
Philip Morris Cos., Inc.                                 14,000         655,200
--------------------------------------------------------------------------------
Energy--3.0%
--------------------------------------------------------------------------------
Energy Services--0.8%
Noble Drilling Corp./1/                                  34,300       1,047,865
--------------------------------------------------------------------------------
Oil: Domestic--2.2%
Anadarko Petroleum Corp.                                  5,300         302,365
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                        63,756       2,515,174
                                                                    -----------
                                                                      2,817,539

--------------------------------------------------------------------------------
Financial--16.4%
--------------------------------------------------------------------------------
Diversified Financial--11.6%
AMBAC Financial Group, Inc.                               6,000         288,000
--------------------------------------------------------------------------------
Citigroup Inc.                                           60,666       2,761,516
Concord EFS, Inc./1/                                     32,000         875,840
--------------------------------------------------------------------------------
Franklin Resources, Inc.                                 17,300         555,330
--------------------------------------------------------------------------------
Freddie Mac                                              63,000       4,272,660
--------------------------------------------------------------------------------
Household International, Inc.                            39,600       2,071,080
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                11,800         515,778
--------------------------------------------------------------------------------
USA Education, Inc.                                      46,600       3,800,696
                                                                    -----------
                                                                     15,140,900

--------------------------------------------------------------------------------
Insurance--4.8%
Aetna, Inc./1/                                           51,300       1,417,932
--------------------------------------------------------------------------------
Allstate Corp.                                           35,100       1,101,438
--------------------------------------------------------------------------------
American International Group, Inc.                       10,512         826,243
--------------------------------------------------------------------------------
MBIA, Inc.                                               19,000         875,140
--------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                   24,200       2,102,012
                                                                    -----------
                                                                      6,322,765

--------------------------------------------------------------------------------
Healthcare--8.8%
--------------------------------------------------------------------------------
Healthcare/Drugs--3.3%
American Home Products Corp.                             18,000       1,004,940
--------------------------------------------------------------------------------
Johnson & Johnson                                        31,000       1,795,210
--------------------------------------------------------------------------------
Pharmacia Corp.                                          35,900       1,454,668
                                                                    -----------
                                                                      4,254,818

                 13 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

                                                                    Market Value
                                                         Shares      See Note 1
--------------------------------------------------------------------------------
Healthcare/Supplies & Services--5.5%
Baxter International, Inc.                               14,500     $   701,365
--------------------------------------------------------------------------------
Biomet, Inc.                                             52,500       1,601,250
--------------------------------------------------------------------------------
Cardinal Health, Inc.                                    45,000       3,019,950
--------------------------------------------------------------------------------
Lincare Holdings, Inc./1/                                12,000         308,400
--------------------------------------------------------------------------------
Stryker Corp.                                            26,900       1,512,856
                                                                    ------------
                                                                      7,143,821

--------------------------------------------------------------------------------
Technology--6.9%
--------------------------------------------------------------------------------
Computer Hardware--1.4%
Lexmark International, Inc., Cl. A/1/                    26,800       1,199,300
--------------------------------------------------------------------------------
SanDisk Corp./1/                                         56,200         614,828
                                                                    ------------
                                                                      1,814,128

--------------------------------------------------------------------------------
Computer Services--1.1%
First Data Corp.                                         21,000       1,418,970
--------------------------------------------------------------------------------
Computer Software--1.2%
Microsoft Corp./1/                                       24,500       1,424,675
--------------------------------------------------------------------------------
Veritas Software Corp./1/                                 5,000         141,900
                                                                    ------------
                                                                      1,566,575

--------------------------------------------------------------------------------
Communications Equipment--1.0%
Lucent Technologies, Inc.                               192,300       1,288,410
--------------------------------------------------------------------------------
Electronics--2.2%
Micron Technology, Inc./1/                               85,000       1,934,600
--------------------------------------------------------------------------------
Motorola, Inc.                                           58,400         956,008
                                                                    ------------
                                                                      2,890,608
--------------------------------------------------------------------------------
Utilities--1.9%
--------------------------------------------------------------------------------
Electric Utilities--1.4%
Dominion Resources, Inc.                                 25,000       1,528,000
--------------------------------------------------------------------------------
Duke Energy Corp.                                         7,900         303,439
                                                                    ------------
                                                                      1,831,439

--------------------------------------------------------------------------------
Gas Utilities--0.5%
El Paso Corp.                                            10,000         490,600
--------------------------------------------------------------------------------
Enron Corp.                                               9,862         137,082
                                                                    ------------
                                                                        627,682
                                                                    ------------
Total Common Stocks (Cost $77,273,027)                               74,572,758

                 14 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                            Market Value
                                                                                   Units      See Note 1
=========================================================================================================
Rights, Warrants and Certificates--0.0%
Concentric Network Corp. Wts., Exp. 12/15/07/1/, /2/                                  100      $       60
---------------------------------------------------------------------------------------------------------
Dairy Mart Convenience Stores, Inc. Wts., Exp. 12/12/01/1/,/2/                        666              10
---------------------------------------------------------------------------------------------------------
McCaw International Ltd. Wts., Exp. 4/15/07/1/, /2/                                   100              13
---------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc. Wts., Exp. 6/1/06/1/, /3/                          500           1,544
---------------------------------------------------------------------------------------------------------
Price Communications Corp. Wts., Exp. 8/1/07/1/, /2/                                  516          25,284
---------------------------------------------------------------------------------------------------------
Signature Brands USA, Inc. Wts., Exp. 8/15/02/1/, /2/                                 100              --
                                                                                               ----------
Total Rights, Warrants and Certificates (Cost $7,063)                                              26,911
                                                                                Principal
                                                                                   Amount
=========================================================================================================
Asset-Backed Securities--0.8%
Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates,
Series 2001-1A, Cl. A1, 8.33%, 4/25/31/2/ (Cost $961,189)                        $961,556       1,023,908
=========================================================================================================
Mortgage-Backed Obligations--4.8%
Asset Securitization Corp.,
Commercial Mtg. Pass-Through Certificates,
Series 1996-D2, Cl. A3, 7.39%, 2/14/29/4/                                         700,000         729,094
---------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.,
7% Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
Trust 1992-15, Cl. KZ, 2/25/22                                                    981,721       1,033,871
---------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 3/1/26                                                                     403,229         416,274
7.50%, 1/1/08-6/1/08                                                              227,650         241,391
---------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security,
Trust 1993-223, Cl. PM, 7.056%, 10/25/23/2/,/5/                                   578,829          67,405
---------------------------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Collateralized Mtg. Obligations,
Series 1999-2, Cl. A3, 6.50%, 4/25/29                                             500,000         512,185
---------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.:
7%, 4/15/09-2/15/24                                                               673,256         710,292
7.50%, 3/15/09                                                                    264,698         281,081
8%, 5/15/17                                                                       214,559         230,755
---------------------------------------------------------------------------------------------------------
Norwest Asset Securities Corp., Multiclass Mtg. Pass-Through Certificates:
Series 1999-16, Cl. A3, 6%, 6/25/29                                               500,000         518,125
Series 1999-18, Cl. A2, 6%, 7/25/29                                             1,000,000       1,036,250
Series 1996-CFL, Cl. G, 7.75%, 2/25/28                                            500,000         519,922
                                                                                               ----------
Total Mortgage-Backed Obligations (Cost $5,905,192)                                             6,296,645

                 15 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

                                                                                Principal    Market Value
                                                                                   Amount      See Note 1
=========================================================================================================
U.S. Government Obligations--11.4%
U.S. Treasury Bonds:
6%, 2/15/26                                                                    $5,450,000     $ 6,125,293
6.25%, 5/15/30                                                                  1,570,000       1,871,858
7.50%, 11/15/16                                                                 2,000,000       2,547,814
8.75%, 5/15/17                                                                  1,250,000       1,768,652
---------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5%, 8/15/11                                                                     1,040,000       1,100,735
5.75%, 11/15/05                                                                 1,350,000       1,469,814
                                                                                               ----------
Total U.S. Government Obligations (Cost $13,273,161)                                           14,884,166

=========================================================================================================
Non-Convertible Corporate Bonds and Notes--18.4%
---------------------------------------------------------------------------------------------------------
Capital Goods--1.8%
---------------------------------------------------------------------------------------------------------
Industrial Services--0.8%
Norse CBO Ltd., 6.515% Collateralized Bond Obligations,
Series 1A, Cl. A3, 8/13/10/2/                                                   1,000,000       1,002,500
---------------------------------------------------------------------------------------------------------
Manufacturing--1.0%
Owens-Illinois, Inc., 7.15% Sr. Nts., 5/15/05                                   1,000,000         855,000
---------------------------------------------------------------------------------------------------------
Scotia Pacific Co. LLC, 7.71% Sec. Nts., Series B, Cl. A-3, 1/20/14               500,000         410,445
                                                                                               ----------
                                                                                                1,265,445
---------------------------------------------------------------------------------------------------------
Communication Services--2.8%
---------------------------------------------------------------------------------------------------------
Telecommunications-Long Distance--1.3%
Calpoint Receivable Strip Trust 2001, 7.44% Bonds, 12/10/06/2/                  1,000,000       1,020,600
---------------------------------------------------------------------------------------------------------
Qwest Capital Funding, Inc., 7.625% Bonds, 8/3/21/3/                              500,000         492,419
---------------------------------------------------------------------------------------------------------
WorldCom, Inc., 8.25% Bonds, 5/15/31                                              200,000         205,365
                                                                                               ----------
                                                                                                1,718,384
---------------------------------------------------------------------------------------------------------
Telecommunications-Wireless--0.9%
VoiceStream Wireless Corp., 10.375% Sr. Unsec. Nts., 11/15/09                   1,000,000       1,145,000
---------------------------------------------------------------------------------------------------------
Telephone Utilities--0.6%
Qwest Corp., 6.875% Unsec. Debs., 9/15/33                                         500,000         445,552
---------------------------------------------------------------------------------------------------------
Telefonica de Argentina SA, 9.125% Nts., Series 1, 5/7/08                         500,000         400,000
                                                                                               ----------
                                                                                                  845,552

---------------------------------------------------------------------------------------------------------
Consumer Cyclicals--2.5%
---------------------------------------------------------------------------------------------------------
Autos & Housing--1.8%
CPG Partners LP, 8.25% Unsec. Unsub. Nts., 2/1/11                                 500,000         541,562
---------------------------------------------------------------------------------------------------------
Lear Corp., 7.96% Sr. Unsec. Nts., Series B, 5/15/05                              500,000         501,349
---------------------------------------------------------------------------------------------------------
Pulte Corp., 8.125% Sr. Unsec. Nts., 3/1/11                                       500,000         512,011
---------------------------------------------------------------------------------------------------------
Shurgard Storage Centers, Inc., 7.50% Sr. Unsec. Nts., 4/25/04                    700,000         743,960
                                                                                               ----------
                                                                                                2,298,882

---------------------------------------------------------------------------------------------------------
Consumer Services--0.4%
PHH Corp., 8.125% Nts., 2/3/03                                                    500,000         509,552

                 16 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                Principal    Market Value
                                                                                   Amount      See Note 1
---------------------------------------------------------------------------------------------------------
Media--0.3%
Reed Elsevier, Inc., 6.625% Nts., 10/15/23/3/                                  $  400,000     $   379,892
---------------------------------------------------------------------------------------------------------
Consumer Staples--3.0%
---------------------------------------------------------------------------------------------------------
Broadcasting--1.0%
British Sky Broadcasting Group plc, 8.20% Sr. Unsec. Nts., 7/15/09                400,000         412,850
---------------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18                            1,000,000         939,515
                                                                                               ----------
                                                                                                1,352,365

---------------------------------------------------------------------------------------------------------
Entertainment--0.8%
Tricon Global Restaurants, Inc., 7.45% Sr. Unsec. Nts., 5/15/05                 1,000,000       1,015,000
---------------------------------------------------------------------------------------------------------
Food--0.4%
CPC International, Inc., 6.15% Unsec. Nts., Series C, 1/15/06                     500,000         528,395
---------------------------------------------------------------------------------------------------------
Household Goods--0.8%
Fort James Corp., 6.875% Sr. Nts., 9/15/07                                      1,000,000         999,477
---------------------------------------------------------------------------------------------------------
Energy--2.7%
---------------------------------------------------------------------------------------------------------
Energy Services--1.3%
Columbia Gas System, Inc., 6.80% Nts., Series C, 11/28/05                         500,000         533,522
---------------------------------------------------------------------------------------------------------
Petroliam Nasional Berhad, 6.875% Nts., 7/1/033                                   500,000         524,164
---------------------------------------------------------------------------------------------------------
TransCanada PipeLines Ltd., 9.875% Debs., 1/1/21                                  500,000         643,852
                                                                                               ----------
                                                                                                1,701,538

---------------------------------------------------------------------------------------------------------
Oil: Domestic--1.4%
Devon Financing Corp., 7.875% Debs., 9/30/31/3/                                 1,000,000       1,011,941
---------------------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners LP, 6.75% Sr. Unsec. Nts., 3/15/11                  750,000         783,855
                                                                                               ----------
                                                                                                1,795,796

---------------------------------------------------------------------------------------------------------
Financial--3.0%
---------------------------------------------------------------------------------------------------------
Banks--1.0%
Colonial Bank, 9.375% Sub. Nts., 6/1/11                                           250,000         270,955
---------------------------------------------------------------------------------------------------------
Oversea-Chinese Banking Corp. Ltd., 7.75% Unsec. Sub. Nts., 9/6/11              1,000,000       1,053,993
                                                                                               ----------
                                                                                                1,324,948

---------------------------------------------------------------------------------------------------------
Diversified Financial--1.2%
BT Institutional Cap Trust A, 8.09% Bonds, 12/1/26/3/                             500,000         532,370
---------------------------------------------------------------------------------------------------------
Dime Capital Trust I, 9.33% Capital Securities, Series A, 5/6/27                  500,000         558,746
---------------------------------------------------------------------------------------------------------
Finova Group, Inc. (The), 7.50% Nts., 11/15/09                                    223,000          83,625
---------------------------------------------------------------------------------------------------------
Osprey Trust/Osprey I, Inc., 8.31% Sr. Sec. Nts., 1/15/03/3/                      500,000         368,117
                                                                                               ----------
                                                                                                1,542,858

---------------------------------------------------------------------------------------------------------
Insurance--0.8%
Nationwide CSN Trust, 9.875% Sec. Nts., 2/15/25/3/                              1,000,000       1,056,872
---------------------------------------------------------------------------------------------------------
Technology--0.4%
---------------------------------------------------------------------------------------------------------
Computer Software--0.4%
AOL Time Warner, Inc., 7.625% Bonds, 4/15/31                                      500,000         526,184

                 17 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

                                                                                Principal    Market Value
                                                                                   Amount      See Note 1
---------------------------------------------------------------------------------------------------------
Transportation--0.4%
---------------------------------------------------------------------------------------------------------
Railroads & Truckers--0.4%
Union Pacific Corp., 7.60% Unsec. Nts., 5/1/05                                 $  500,000    $    547,979
---------------------------------------------------------------------------------------------------------
Utilities--1.8%
---------------------------------------------------------------------------------------------------------
Electric Utilities--1.4%
El Paso Electric Co., 8.25% First Mtg. Bonds, Series C, 2/1/03                    500,000         524,805
---------------------------------------------------------------------------------------------------------
PSEG Energy Holdings, Inc., 8.625% Sr. Nts., 2/15/08/3/                           200,000         211,039
---------------------------------------------------------------------------------------------------------
PSEG Power LLC, 8.625% Sr. Nts., 4/15/31/3/                                       500,000         581,843
---------------------------------------------------------------------------------------------------------
Teco Energy, Inc., 7.20% Unsec. Unsub. Nts., 5/1/11                               500,000         541,327
                                                                                               ----------
                                                                                                1,859,014
---------------------------------------------------------------------------------------------------------
Gas Utilities--0.4%
AGL Capital Corp., 7.125% Sr. Unsec. Nts., 1/14/11                                500,000         524,407
                                                                                               ----------
Total Non-Convertible Corporate Bonds and Notes (Cost $23,638,605)                             23,940,040

=========================================================================================================
Convertible Corporate Bonds and Notes--2.1%
CIENA Corp., 3.75% Cv. Sr. Unsec. Nts., 2/1/08                                  2,000,000       1,275,000
---------------------------------------------------------------------------------------------------------
Tyco International Ltd., Zero Coupon Cv. Sr. Unsec. Unsub. Liquid
Yield Option Nts., 1.28%, 11/17/20/6/                                           2,000,000       1,520,000
                                                                                               ----------
Total Convertible Corporate Bonds and Notes (Cost $3,570,909)                                   2,795,000

=========================================================================================================
Repurchase Agreements--3.8%
Repurchase agreement with Zion First National Bank, 2.54%,
dated 10/31/01, to be repurchased at $4,907,346 on 11/1/01,
collateralized by U.S. Treasury Nts., 4.75%--7%, 12/31/01--2/15/10,
with a value of $4,523,247 and U.S. Treasury Bills, 4/25/02,
with a value of $485,728 (Cost $4,907,000)                                      4,907,000       4,907,000
---------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $129,536,146)                                      98.4%    128,446,428
---------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                       1.6       2,097,006
                                                                               --------------------------
Net Assets                                                                          100.0%   $130,543,434
                                                                               ==========================

Footnotes to Statement of Investments

1. Non-income-producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 6 of
Notes to Financial Statements.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Directors. These securities amount to $5,160,201 or 3.95% of the Fund's net assets as of October 31, 2001.
4. Represents the current interest rate for a variable or increasing rate security.
5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
6. Zero-coupon bond reflects the effective yield on the date of purchase.

See accompanying Notes to Financial Statements.

                 18 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2001

=========================================================================================================
Assets
Investments, at value (cost $129,536,146)--see accompanying statement                        $128,446,428
---------------------------------------------------------------------------------------------------------
Cash                                                                                               41,841
---------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                1,756,064
Interest and dividends                                                                            804,805
Shares of capital stock sold                                                                       17,841
Amounts due from OFI                                                                               15,336
Other                                                                                               1,351
                                                                                             ------------
Total assets                                                                                  131,083,666

=========================================================================================================
Liabilities
Payables and other liabilities:
Shares of capital stock redeemed                                                                  297,989
Shareholder reports                                                                                87,570
Investments purchased                                                                              64,505
Directors' compensation                                                                            32,596
Distribution and service plan fees                                                                 26,427
Legal, auditing and other professional fees                                                        24,160
Transfer and shareholder servicing agent fees                                                         551
Other                                                                                               6,434
                                                                                             ------------
Total liabilities                                                                                 540,232

=========================================================================================================
Net Assets                                                                                   $130,543,434
                                                                                             ============
=========================================================================================================
Composition of Net Assets
Par value of shares of capital stock                                                         $     10,396
---------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                    145,121,312
---------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                                             685,142
---------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investment transactions                               (14,183,537)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities denominated in foreign currencies                                    (1,089,879)
                                                                                             ------------
Net Assets                                                                                   $130,543,434
                                                                                             ============
=========================================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $112,878,905 and 9,001,150 shares of capital stock outstanding)                                 $12.54
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                        $13.31
---------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $14,769,748 and 1,161,072 shares of capital stock outstanding)                                  $12.72
---------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $2,893,141 and 233,209 shares of capital stock outstanding)                                     $12.41
---------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $1,640 and 131 shares of capital stock outstanding)                                             $12.52

See accompanying Notes to Financial Statements.

                 19 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF OPERATIONS For the Year Ended October 31, 2001

================================================================================
Investment Income
Interest                                                           $  3,646,124
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $1,826)                  918,421
                                                                   ------------
Total income                                                          4,564,545

================================================================================
Expenses
Management fees                                                         927,181
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                 319,036
Class B                                                                 165,687
Class C                                                                  32,808
Class N                                                                       5
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                           296,066
--------------------------------------------------------------------------------
Shareholder reports                                                      57,772
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                              29,378
--------------------------------------------------------------------------------
Custodian fees and expenses                                              25,508
--------------------------------------------------------------------------------
Accounting service fees                                                  15,000
--------------------------------------------------------------------------------
Registration and filing fees                                              5,757
--------------------------------------------------------------------------------
Other                                                                    44,503
                                                                   ------------
Total expenses                                                        1,918,701
Less reduction to custodian expenses                                     (8,535)
                                                                   ------------
Net expenses                                                          1,910,166

================================================================================
Net Investment Income                                                 2,654,379

================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                         (12,930,844)
Closing of futures contracts                                           (245,883)
                                                                   ------------
Net realized gain (loss)                                            (13,176,727)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                          (5,224,980)
Translation of assets and liabilities denominated in foreign
currencies                                                                  146
                                                                   ------------
Net change                                                           (5,224,834)
                                                                   ------------
Net realized and unrealized gain (loss)                             (18,401,561)

================================================================================
Net Decrease in Net Assets Resulting from Operations               $(15,747,182)
                                                                   ============

See accompanying Notes to Financial Statements.

                 20 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended October 31,                                                                          2001              2000
======================================================================================================================
Operations
Net investment income (loss)                                                            $  2,654,379      $  5,482,851
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                                 (13,176,727)          876,388
----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                      (5,224,834)        7,315,758
                                                                                        ------------------------------
Net increase (decrease) in net assets resulting from operations                          (15,747,182)       13,674,997
======================================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                                                   (2,498,703)       (5,346,316)
Class B                                                                                     (195,117)         (433,607)
Class C                                                                                      (40,745)          (95,557)
Class N                                                                                          (10)               --
----------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                                           --       (24,684,807)
Class B                                                                                           --        (2,228,825)
Class C                                                                                           --          (532,698)
Class N                                                                                           --                --
======================================================================================================================
Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A                                                                                  (15,345,653)      (95,971,778)
Class B                                                                                   (1,061,078)       (4,269,245)
Class C                                                                                     (637,673)       (1,444,164)
Class N                                                                                        1,730                --
======================================================================================================================
Net Assets
Total decrease                                                                           (35,524,431)     (121,332,000)
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                      166,067,865       287,399,865
                                                                                        ------------------------------
End of period [including undistributed (overdistributed) net investment
income of $685,142 and $340,901, respectively]                                          $130,543,434      $166,067,865
                                                                                        ==============================
See accompanying Notes to Financial Statements.

                  21 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Class A         Year Ended October 31,                 2001            2000            1999             1998             1997
=============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $14.23          $15.03          $15.45           $16.81           $16.00
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .26/1/          .44             .44              .45              .51/2/
Net realized and unrealized gain (loss)               (1.69)/1/         .68            (.01)             .45             2.25/2/
                                                   --------------------------------------------------------------------------
Total income (loss) from
investment operations                                 (1.43)           1.12             .43              .90             2.76
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.26)           (.44)           (.44)            (.45)            (.56)
Distributions from net realized gain                     --           (1.48)           (.41)           (1.81)           (1.39)
                                                   --------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.26)          (1.92)           (.85)           (2.26)           (1.95)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $12.54          $14.23          $15.03           $15.45           $16.81
                                                   ==========================================================================
=============================================================================================================================
Total Return, at Net Asset Value/3/                  (10.12)%          8.27            2.62%            5.93%           18.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)           $112,864        $144,244        $258,159         $298,558         $243,267
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $128,477        $172,514        $293,677         $268,715         $238,821
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/4/
Net investment income                                  1.88%/1/        2.88%           2.72%            2.96%            3.17%
Expenses                                               1.19%           1.11%           1.04%            1.04%/5/         1.11%/5/
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 164%             34%            122%              97%              98%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
        Net investment income                            Change less than $0.005
        Net realized and unrealized gain (loss)          Change less than $0.005
        Net investment income ratio                      1.92%
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                 22 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

Class B         Year Ended October 31,                 2001            2000            1999             1998             1997
=============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $14.43          $15.20          $15.62           $16.99           $16.16
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .15/1/          .30             .31              .36              .40/2/
Net realized and unrealized gain (loss)               (1.70)/1/         .73              --              .43             2.27/2/
                                                   --------------------------------------------------------------------------
Total income (loss) from
investment operations                                 (1.55)           1.03             .31              .79             2.67
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.16)           (.32)           (.32)            (.35)            (.45)
Distributions from net realized gain                     --           (1.48)           (.41)           (1.81)           (1.39)
                                                   --------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.16)          (1.80)           (.73)           (2.16)           (1.84)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $12.72          $14.43          $15.20           $15.62           $16.99
                                                   ==========================================================================
=============================================================================================================================
Total Return, at Net Asset Value/3/                  (10.79)%          7.48%           1.84%            5.10%           17.96%
=============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $14,770         $17,892         $23,522          $21,754           $8,720
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $16,569         $19,643         $24,648          $14,235           $6,183
Ratios to average net assets:/4/
Net investment income                                  1.14%/1/        2.12%           1.97%            2.19%            2.32%
Expenses                                               1.94%           1.87%           1.80%            1.80%/5/         1.89%/5/
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 164%             34%            122%              97%              98%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
        Net investment income                     $ 0.16
        Net realized and unrealized gain (loss)   $(1.71)
        Net investment income ratio                 1.18%
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                 23 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

Class C         Year Ended October 31,                 2001            2000            1999             1998             1997
=============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $14.08          $14.88          $15.31           $16.70           $15.93
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .13/1/          .28             .32              .37             .44/2/
Net realized and unrealized gain (loss)               (1.64)/1/         .72            (.01)             .40            2.19/2/
                                                   --------------------------------------------------------------------------
Total income (loss) from
investment operations                                 (1.51)           1.00             .31              .77             2.63
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.16)           (.32)           (.33)            (.35)            (.47)
Distributions from net realized gain                     --           (1.48)           (.41)           (1.81)           (1.39)
                                                   --------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.16)          (1.80)           (.74)           (2.16)           (1.86)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $12.41          $14.08          $14.88           $15.31           $16.70
                                                   ==========================================================================
=============================================================================================================================
Total Return, at Net Asset Value/3/                  (10.76)%          7.44%           1.84%            5.10%           17.93%
=============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)             $2,893          $3,931          $5,719           $4,824           $1,473
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $3,280          $4,255          $5,876           $2,861           $  805
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/4/
Net investment income                                  1.14%/1/        2.13%           1.97%            2.18%            2.18%
Expenses                                               1.94%           1.86%           1.80%            1.80%/5/         1.92%/5/
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 164%             34%            122%              97%              98%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
        Net investment income                        $ 0.14
        Net realized and unrealized gain (loss)      $(1.65)
        Net investment income ratio                    1.18%
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                 24 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

Class N           Period Ended October 31,                              2001/1/
================================================================================
Per Share Operating Data
Net asset value, beginning of period                                  $13.74
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                    .12/2/
Net realized and unrealized gain (loss)                                (1.20)/2/
Total income (loss) from
investment operations                                                  (1.08)
--------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                    (.14)
Distributions from net realized gain                                      --
                                                                      ----------
Total dividends and/or distributions
to shareholders                                                         (.14)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $12.52
                                                                      ==========

================================================================================
Total Return, at Net Asset Value/3/                                    (7.90)%

================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                  $2
--------------------------------------------------------------------------------
Average net assets (in thousands)                                         $1
--------------------------------------------------------------------------------
Ratios to average net assets:/4/
Net investment income                                                   1.04%/2/
Expenses                                                                1.68%
--------------------------------------------------------------------------------
Portfolio turnover rate                                                 164%

1.   For the period from March 1, 2001 (inception of offering) to October 31,
     2001.
2.   Without the adoption of the change in amortization method as discussed in
     Note 1 in the Notes to Financial Statements, these amounts would have been:
        Net investment income                     Change less than $0.005
        Net realized and unrealized gain (loss)   Change less than $0.005
        Net investment income ratio               1.08%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year. 4.
Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                 25 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies
Oppenheimer Disciplined Allocation Fund (the Fund), a series of Oppenheimer
Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments, according to changing market conditions. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A,
B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                 26 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Directors' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 2001, the Fund's projected benefit obligations were decreased by $22,335 and payments of $4,678 were made to retired directors, resulting in an accumulated liability of $31,916 as of October 31, 2001.
     The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund.
Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
     As of October 31, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

                Expiring
                ---------------------------------------
                2008                        $   167,496
                2009                         13,696,976
                                            -----------
                Total                       $13,864,472
                                            ===========

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

                 27 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
1.Significant Accounting Policies Continued
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2001, amounts have been reclassified to reflect a decrease in additional paid-in capital of $63,958, an increase in undistributed net investment income of $424,437, and an increase in accumulated net realized loss on investments of $360,479. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date.
Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after
December 15, 2000. The Fund elected to begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a
$334,874 decrease to cost of securities and a corresponding $334,874 decrease in net unrealized depreciation, based on securities held as of December 31, 2000.
For the year ended October 31, 2001, interest income decreased by $60,788, net realized loss on investments increased by $149,747, and the change in net unrealized depreciation on investments decreased by $210,535.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                 28 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

================================================================================
2. Shares of Capital Stock
The Fund has authorized 550 million shares of $0.001 par value capital stock.
Transactions in shares of capital stock were as follows:

                                      Year Ended October 31, 2001/1/        Year Ended October 31, 2000
                                      Shares               Amount           Shares               Amount
-------------------------------------------------------------------------------------------------------
Class A
Sold                                 453,469         $  6,078,435          473,867        $   6,576,278
Dividends and/or
distributions reinvested             182,218            2,404,510        1,778,259           24,217,286
Redeemed                          (1,772,576)         (23,828,598)      (9,290,842)        (126,765,342)
                                  ---------------------------------------------------------------------
Net increase (decrease)           (1,136,889)        $(15,345,653)      (7,038,716)       $ (95,971,778)
                                  =====================================================================
-------------------------------------------------------------------------------------------------------
Class B
Sold                                 229,496         $  3,127,331          236,370        $   3,332,225
Dividends and/or
distributions reinvested              13,741              184,308          187,074            2,584,174
Redeemed                            (322,213)          (4,372,717)        (730,656)         (10,185,644)
                                  ---------------------------------------------------------------------
Net increase (decrease)              (78,976)        $ (1,061,078)        (307,212)       $  (4,269,245)
                                  =====================================================================
-------------------------------------------------------------------------------------------------------
Class C
Sold                                  63,616         $    848,633           88,178        $   1,218,700
Dividends and/or
distributions reinvested               3,008               39,397           43,934              592,281
Redeemed                            (112,706)          (1,525,703)        (237,266)          (3,255,145)
                                  ---------------------------------------------------------------------
Net increase (decrease)              (46,082)        $   (637,673)        (105,154)       $  (1,444,164)
                                  =====================================================================
-------------------------------------------------------------------------------------------------------
Class N
Sold                                     131         $      1,730               --        $          --
Dividends and/or
distributions reinvested                  --                   --               --                   --
Redeemed                                  --                   --               --                   --
                                  ---------------------------------------------------------------------
Net increase (decrease)                  131         $      1,730               --        $          --
                                  =====================================================================

1. For the year ended October 31, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to October 31, 2001, for Class
N shares.
================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2001, were
$224,097,528 and $234,095,437, respectively.

As of October 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $129,855,212 was:

        Gross unrealized appreciation                $ 7,658,098
        Gross unrealized depreciation                 (9,066,882)
                                                     -----------
        Net unrealized appreciation (depreciation)   $(1,408,784)
                                                     ===========

                 29 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager are in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625%
of the first $300 million of average annual net assets of the Fund, 0.50% of the next $100 million and 0.45% of average annual net assets in excess of $400 million. The Fund's management fee for the year ended October 31, 2001, was an annualized rate of 0.625%.
--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS an agreed-upon per account fee. OFS has voluntarily undertaken to waive a portion of its transfer agent fee for Classes A, B, C and N shares. This voluntary waiver of expenses limits transfer agent fees to 0.35% of average net assets for Classes A, B, C and N shares effective October 1, 2001.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement
with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                         Aggregate           Class A     Commissions        Commissions        Commissions        Commissions
                         Front-End         Front-End      on Class A         on Class B         on Class C         on Class N
                     Sales Charges     Sales Charges          Shares             Shares             Shares             Shares
                        on Class A       Retained by     Advanced by        Advanced by        Advanced by        Advanced by
Year Ended                  Shares       Distributor     Distributor/1/     Distributor/1/     Distributor/1/     Distributor/1/
-----------------------------------------------------------------------------------------------------------------------------
October 31, 2001          $109,771           $72,391         $10,575            $88,402             $5,518                 $7

1. The Distributor advances commission payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                Class A                 Class B                 Class C                 Class N
                    Contingent Deferred     Contingent Deferred     Contingent Deferred     Contingent Deferred
                          Sales Charges           Sales Charges           Sales Charges           Sales Charges
                               Retained                Retained                Retained                Retained
Year Ended               by Distributor          by Distributor          by Distributor          by Distributor
---------------------------------------------------------------------------------------------------------------
October 31, 2001                   $925                 $53,529                    $975                      $-

The Fund has adopted a Service Plan for Class A shares and Distribution and
Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the
Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

                 30 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended October 31, 2001, payments under the Class A plan totaled $319,036, all of which were paid by the Distributor to recipients, and included $210,913 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the
Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The
Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class
C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of
Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended October 31, 2001, were as follows:

                                                   Distributor's        Distributor's
                                                       Aggregate            Aggregate
                                                    Unreimbursed         Unreimbursed
                  Total Payments  Amount Retained       Expenses     Expenses as % of
                      Under Plan   by Distributor     Under Plan  Net Assets of Class
-------------------------------------------------------------------------------------
Class B Plan            $165,687         $129,507       $563,721                 3.82%
Class C Plan              32,808            6,569         75,238                 2.60
Class N Plan                   5                3             --                   --

                  31 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
5.Futures Contracts
     A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
     The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                  32 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

================================================================================
6. Illiquid or Restricted Securities
As of October 31, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of October 31, 2001, was $3,140,080, which represents 2.41% of the Fund's net assets, of which $300 is considered restricted. Information concerning restricted securities is as follows:

                                                                                       Unrealized
                               Acquisition                    Valuation as of        Appreciation
Security                              Date       Cost        October 31, 2001       (Depreciation)
-------------------------------------------------------------------------------------------------
Stocks and/or Warrants
Geotek Communications, Inc.,
Series B (Escrowed)                 1/4/01       $400                    $300               $(100)
=================================================================================================

7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively.
Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08%
per annum.
     The Fund had no borrowings outstanding during the year ended or at October
31, 2001. Effective November 13, 2001, the Fund will no longer participate in this agreement.

                  33 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                        A-5
                                                    Appendix A

                                                Ratings Definitions
                                                -------------------

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below.
Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
-------------------------------------------------------------------------------------------------------------------

Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk.
Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category.

Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage, while sound, may be subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Rating Services
-------------------------------------------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.

Fitch, Inc.
-------------------------------------------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rates in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD'
obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.
`DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below
50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process;
those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated
`D' have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+"
to denote any exceptionally strong credit feature.
F2:  Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.
F3:  Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B:  Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:   Default. Denotes actual or imminent payment default.

                                                        B-2
                                                    Appendix B

                                             Industry Classifications
                                             ------------------------

Aerospace & Defense                                         Household Durables
Air Freight & Couriers                                      Household Products
Airlines                                                    Industrial Conglomerates
Auto Components                                             Insurance
Automobiles                                                 Internet & Catalog Retail
Banks                                                       Internet Software & Services
Beverages                                                   Information Technology Consulting & Services
Biotechnology                                               Leisure Equipment & Products
Building Products                                           Machinery
Chemicals                                                   Marine
Commercial Services & Supplies                              Media
Communications Equipment                                    Metals & Mining
Computers & Peripherals                                     Multiline Retail
Construction & Engineering                                  Multi-Utilities
Construction Materials                                      Office Electronics
Containers & Packaging                                      Oil & Gas
Distributors                                                Paper & Forest Products
Diversified Financials                                      Personal Products
Diversified Telecommunication Services                      Pharmaceuticals
Electric Utilities                                          Real Estate
Electrical Equipment                                        Road & Rail
Electronic Equipment & Instruments                 Semiconductor Equipment & Products
Energy Equipment & Services                        Software
Food & Drug Retailing                              Specialty Retail
Food Products                                      Textiles & Apparel
Gas Utilities                                      Tobacco
Health Care Equipment & Supplies                   Trading Companies & Distributors
Health Care Providers & Services                   Transportation Infrastructure
Hotels Restaurants & Leisure                       Water Utilities
                                                   Wireless Telecommunication Services

                                                       C-13
                                                    Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers
--------------------------------------------------------------

In certain cases, the initial sales charge that applies to purchases of Class A shares10 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.11
That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional
Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1)   plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
         2)   non-qualified deferred compensation plans,
         3)   employee benefit plans12
         4)   Group Retirement Plans13
         5)   403(b)(7) custodial plan accounts
         6)   Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

                  I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
-------------------------------------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject
to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

     There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund
Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."14 This waiver provision applies to:
|_|      Purchases of Class A shares aggregating $1 million or more.
|_|      Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
         certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|      Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1)   through a broker, dealer, bank or registered investment advisor that has made special arrangements with the Distributor for those purchases, or
         2)   by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|      Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1)   The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a
              daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch
              Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between
              Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").
         2)   The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and
              Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill
              Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
         3)   The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees
              (as determined by the Merrill Lynch plan conversion manager).
|_|      Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer
         Agent on or before March 1, 2001.

                             II. Waivers of Class A Sales Charges of Oppenheimer Funds
-------------------------------------------------------------------------------------------------------------------

A.   Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|      The Manager or its affiliates.
|_|      Present or former officers, directors, trustees and employees (and their "immediate families") of the
         Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|      Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|      Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the
         Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|      Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the
         Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|      Investment advisors and financial planners who have entered into an agreement for this purpose with the
         Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|      "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|      Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the
         Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|      Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|      Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|      A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|      Dealers, brokers, banks, or registered investment advisors that have entered into an agreement with the
         Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment advisor provides administration services.
|-|

     Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|      A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_|      A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B.   Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|      Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|      Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|      Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid.
         This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund,
         Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_|      Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid
         Trust Series.
|_|      Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C.   Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|      To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|      Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts
         (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_|      For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1)   Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
         2)   To return excess contributions.
         3)   To return contributions made due to a mistake of fact.
         4)   Hardship withdrawals, as defined in the plan.15
         5)   Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
              Revenue Code.
         6)   To meet the minimum distribution requirements of the Internal Revenue Code.
         7)   To make "substantially equal periodic payments" as described in Section 72(t) of the Internal
              Revenue Code.
         8)   For loans to participants or beneficiaries.
         9)   Separation from service.16
         10)  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the
              Distributor.
         11)  Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
|_|      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|      For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|      For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

                   III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.   Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|      Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the
         applicable Prospectus.
|_|      Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social
         Security Administration.
|_|      Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|      Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|-|

     Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of
         Class C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.
|_|      Distributions17 from Retirement Plans or other employee benefit plans for any of the following purposes:
         1)   Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
         2)   To return excess contributions made to a participant's account.
         3)   To return contributions made due to a mistake of fact.
         4)   To make hardship withdrawals, as defined in the plan.18
         5)   To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
         6)   To meet the minimum distribution requirements of the Internal Revenue Code.
         7)   To make "substantially equal periodic payments" as described in Section 72(t) of the Internal
              Revenue Code.
         8)   For loans to participants or beneficiaries.19
         9)   On account of the participant's separation from service.20
         10)  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
         11)  Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)  For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed
              10% of the account's value, adjusted annually.
         13)  Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a
              Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.   Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|      Shares sold to the Manager or its affiliates.
|_|      Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Shares issued in plans of reorganization to which the Fund is a party.
|_|      Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

   IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of
                                           Former Quest for Value Funds
-------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:
     Oppenheimer Quest Value Fund, Inc.              Oppenheimer Small Cap Value Fund
     Oppenheimer Quest Balanced Value Fund           Oppenheimer Quest Global Value Fund, Inc.
     Oppenheimer Quest Opportunity Value Fund

         These arrangements also apply to shareholders of the following funds when they merged (were reorganized)
into various Oppenheimer funds on November 24, 1995:

     Quest for Value U.S. Government Income Fund              Quest for Value New York Tax-Exempt Fund
     Quest for Value Investment Quality Income Fund           Quest for Value National Tax-Exempt Fund
     Quest for Value Global Income Fund                       Quest for Value California Tax-Exempt Fund

         All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds."
The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an
Oppenheimer fund that are either:
|_|      acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or
|_|      purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on
         November 24, 1995.

A.   Reductions or Waivers of Class A Sales Charges.

|X|      Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

-------------------------------- ---------------------------- --------------------------------- ---------------------
Number of Eligible Employees     Initial Sales Charge as a    Initial Sales Charge as a % of    Concession as % of
or Members                       % of Offering Price          Net Amount Invested               Offering Price
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
9 or Fewer                                  2.50%                          2.56%                       2.00%
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
At least  10 but not more  than             2.00%                          2.04%                       1.60%
49
-------------------------------- ---------------------------- --------------------------------- ---------------------

-------------------------------------------------------------------------------------------------------------------
         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

         Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals
who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the
Distributor.

|X|      Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o        Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of
                  Funds.
o        Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|      Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

         Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the
Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.   Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|      Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an
Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged.
Those shares must have been purchased prior to March 6, 1995 in connection with:
o        withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o        liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|      Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In
the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or
Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for
Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o        redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
o        withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o        liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

         A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

     V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders
                                    of Connecticut Mutual Investment Accounts, Inc.
--------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
     Oppenheimer U. S. Government Trust,
     Oppenheimer Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds
(referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment advisor to the Former Connecticut Mutual Funds:
     Connecticut Mutual Liquid Account      Connecticut Mutual Total Return Account
     Connecticut Mutual Government Securities Account            CMIA LifeSpan Capital Appreciation Account
     Connecticut Mutual Income Account      CMIA LifeSpan Balanced Account
     Connecticut Mutual Growth Account      CMIA Diversified Income Account

A.   Prior Class A CDSC and Class A Sales Charge Waivers.

|X|      Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former
Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:
         1)   persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were
              $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the
              Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that
              Fund or other Former Connecticut Mutual Funds, and
         2)   persons whose intended purchases under a Statement of Intention entered into prior to March 18,
              1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

         Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.
|X|

         Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March
18, 1996, and still holds Class A shares:
         1)   any purchaser, provided the total initial amount invested in the Fund or any one or more of the
              Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former
              Connecticut Mutual Funds or a Fund into which such Fund merged;
         2)   any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
         3)   Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
         4)   employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the
              prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
         5)   one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6)   an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the
              Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

         Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the
Former Connecticut Mutual Funds described above.

         Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the
Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.   Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or
Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
     1)  by the estate of a deceased shareholder;
     2)  upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
     3)  for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under
         Section 457 of the Code, or other employee benefit plans;
     4)  as tax-free returns of excess contributions to such retirement or employee benefit plans;
     5)  in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
     6)  in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
     7)  in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
     8)  in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
     9)  as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's
         Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

           VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.
--------------------------------------------------------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income
Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.

        VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund
-------------------------------------------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11,
1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|      the Manager and its affiliates,
|_|      present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|      registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|      dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|      employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|      dealers, brokers, or registered investment advisors that had entered into an agreement with the
         Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_|      dealers, brokers or registered investment advisors that had entered into an agreement with the
         Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

-------------------------------------------------------------------------------------------------------------------
Oppenheimer Disciplined Allocation Fund
-------------------------------------------------------------------------------------------------------------------

Internet Website:
         WWW.OPPENHEIMERFUNDS.COM
         ------------------------

Investment Advisor
         OppenheimerFunds, Inc.
         498 Seventh Avenue,
         New York, New York 10018

Distributor
         OppenheimerFunds Distributor, Inc.
         498 Seventh Avenue,
         New York, New York 10018

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1.800.525.7048

Custodian Bank
         The Bank of New York
         One Wall Street
         New York, New York 10015

Independent Auditors
         KPMG LLP
         707 Seventeenth Street
         Denver, Colorado 80202

Legal Counsel
         Mayer, Brown, Rowe & Maw
         1675 Broadway
         New York, New York 10019

1234

PX205.002.Rev.0402

--------

1 Mr. Murphy and Mr. Griffiths are not Directors of Oppenheimer Money Market Fund, Inc. and Mr. Murphy is not a
Trustee of Oppenheimer California Municipal Fund.
2 The address of each Director is 6803 S. Tucson Way, Englewood, CO 80112-3924.
3 Each Director serves for an indefinite term, until his or her resignation, death or removal.
4 The address of Mr. Murphy is 498 Seventh Avenue, New York, NY 10018.

5 Mr. Murphy serves for an indefinite term, until his resignation, death or removal.
                                                                                                        6 Includes shares owned by Mr. Murphy in other Oppenheimer Funds for which he serves as director or trustee.

7 The address of each Officer is 498 Seventh Avenue, New York, NY 10018 except for Mr. Wixted and Ms. Ives, whose address is 6803 S. Tucson Way, Englewood, CO 80112-3924.
8 Each Officer serves for an annual term or until his or her resignation, death or removal.
9 In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Directors" in this Statement of Additional Information refers to those Directors who are not "interested persons" of the Fund (or its parent corporation) and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

10 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
11 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean
"repurchases" of shares.
12 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal
Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers.
These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
13 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b)
plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
14 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class
C shares of one or more Oppenheimer funds held by the Plan for more than one year.
15 This provision does not apply to IRAs.
16 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.
17 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
18 This provision does not apply to IRAs.
19 This provision does not apply to loans from 403(b)(7) custodial plans.
20 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.